UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

DANIMER SCIENTIFIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DANIMER SCIENTIFIC, INC.

140 Industrial Boulevard

Bainbridge, GA 39817

June 30, 2022

To Our Stockholders:

On behalf of the Board of Directors of Danimer Scientific, Inc., I cordially invite you to participate in the Annual Meeting of Stockholders to be held on August 11, 2022, at 10:00 a.m., Eastern Time. The annual meeting will be a virtual meeting of stockholders, which will be conducted in a virtual-only meeting format via live webcast. Information on how to participate in this year’s annual meeting can be found on pages 35-36. Stockholders will NOT be able to attend the Annual Meeting in-person.

The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

The Proxy Statement and form of proxy card, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are available at https://danimerscientific.com.

REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE ANNUAL MEETING VIRTUALLY, I URGE YOU TO VOTE BY RETURNING YOUR COMPLETED PROXY CARD OR VOTING VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATMENT AND THE PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR COMPLETED PROXY CARD OR VOTING VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATMENT AND THE PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO PARTICIPATE IN THE ANNUAL MEETING VIRTUALLY.

Cordially,

DANIMER SCIENTIFIC, INC

Stephen E. Croskrey
Chief Executive Officer and Chairman of the
Board of Directors

DANIMER SCIENTIFIC, INC

Notice of Annual Meeting of Stockholders

To Be Held on August 11, 2022

To Our Stockholders:

You are cordially invited to participate in the Annual Meeting of Stockholders, and any adjournments or postponements thereof (“Meeting”), of Danimer Scientific, Inc. (“Company” or “Danimer”), which will be held on August 11, 2022, at 10:00 a.m., Eastern Time, in a virtual-only meeting format via live webcast, for the following purposes:

1.
To elect the nine nominees named in the accompanying Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);
2.
To approve an advisory resolution on executive compensation (Proposal 2);
3.
To conduct an advisory vote on the frequency of future advisory votes on executive compensation (Proposal 3);
4.
To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (Proposal 4); and
5.
To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.

Stockholders of record at the close of business on June 21, 2022, are entitled to notice of and to vote at the Meeting.

Due to the continued public health concerns relating to the COVID-19 pandemic and our concerns about protecting the health and well-being of our stockholders and employees, the Board of Directors has determined to convene and conduct the Meeting, in a virtual-only meeting format via live webcast at https://www.cstproxy.com/danimerscientific/2022. Stockholders will NOT be able to attend the annual meeting in-person. Information on how to participate in this year’s virtual-only meeting can be found on pages 35-36.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on August 11, 2022: This Proxy Statement and form of proxy card, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are available at https://www.danimerscientific.com.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE OR VOTE VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATEMENT AND THE PROXY CARD TO ENSURE THAT YOUR VOTE IS COUNTED.

By Order of the Board of Directors

Michael A. Hajost
Secretary
June 30, 2022

DANIMER SCIENTIFIC, INC.

140 Industrial Boulevard

Bainbridge, GA 39817

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

AUGUST 11, 2022

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (“Proxy Card”) are being furnished to the holders of Series A common stock, par value $0.0001 per share, of Danimer Scientific, Inc., a Delaware corporation (which is sometimes referred to in this Proxy Statement as “Danimer,” “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on August 11, 2022, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof (“Meeting”). The Meeting will be a virtual-only meeting of stockholders, which will be conducted via live webcast. Information on how to participate in this year’s Meeting can be found on pages 35-36. The Company anticipates commencing mailing of this Proxy Statement and the Proxy Card to stockholders on or about July 1, 2022.

At the Meeting, stockholders will be asked:

1.
To elect the nine nominees named in this Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);
2.
To approve an advisory resolution on executive compensation (Proposal 2);
3.
To conduct an advisory vote on the frequency of future advisory votes on executive compensation (Proposal 3);
4.
To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (Proposal 4); and
5.
To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.

The Board of Directors has fixed the close of business on June 21, 2022, as the record date for the determination of stockholders entitled to notice of and to vote for the matters presented at the Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Meeting and may vote by (a) visiting the Internet site listed on the Proxy Card, or (b) submitting your Proxy Card by mail by using the provided self-addressed, stamped envelope. Voting via the Internet or submitting a Proxy Card will not prevent you from voting virtually at the Meeting, but it will help to secure a quorum and avoid added solicitation costs.

Proxies and Voting

Whether or not you expect to participate in the virtual-only Meeting, the Board of Directors urges stockholders to submit a proxy to vote your shares in advance of the meeting by (a) visiting www.cstproxyvote.com and following the on screen instructions (have your proxy card when you access the webpage), or (b) submitting your Proxy Card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy to vote your shares will not prevent you from revoking a previously submitted proxy or changing your vote as described below.

Unless revoked, a proxy will be voted at the virtual-only Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1); FOR the approval of the advisory resolution on executive compensation

(Proposal 2); “THREE YEARS” for the frequency of future advisory votes related to executive compensation (Proposal 3); and FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 4).

Voting

Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms or proxy ballots from their bank, broker or other agent. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

Our Board of Directors has selected each of Stephen E. Croskrey and Michael A. Hajost to serve as “Proxyholders” for the Meeting.

Revocation of Proxy

A stockholder may change or revoke a previously submitted vote at any time before the Meeting by: (i) delivering written notice to us at Danimer Scientific, Inc., 140 Industrial Boulevard, Bainbridge, GA 39817, c/o Michael A. Hajost, Chief Financial Officer and Secretary; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) by voting again using the Internet voting options described in this Proxy Statement and the Proxy Card. If a stockholder’s shares are held in “street name” through a bank, broker or other nominee, any changes need to be made through them. A stockholder’s last vote will be the vote that is counted. Unless revoked, a proxy will be voted at the virtual-only Meeting in accordance with the stockholder’s indicated instructions. Participation in the virtual-only Meeting will not in and of itself constitute a revocation of a proxy.

Voting on Other Matters

The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Only stockholders as of the close of business on June 21, 2022 (“Record Date”) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 101,114,861 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our current directors, executive officers and stockholders known to us to beneficially own five percent (5%) or more of our common stock.

Quorum; Required Votes

The presence, virtually or by duly authorized proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for this Meeting.

Abstentions and “broker non-votes” are counted as present for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee such as a bank, broker or other agent holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Under the rules of various national and regional securities exchanges, nominees have such discretion to vote absent instructions with respect to certain “routine” matters, such as Proposal 4, the ratification of independent auditors, but not with respect to matters that are considered “non-routine,” such as the election of directors. Accordingly, without voting instructions from you, your broker will not be able to vote your shares on Proposals 1, 2 or 3, which are non-routine matters.

Each share of Danimer common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast virtually at the Meeting or represented by proxy at the Meeting is necessary for the election of the nine nominees named in this Proxy Statement (Proposal 1). The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting is necessar5y to approve the advisory resolution on executive compensation (Proposal 2). The vote on frequency of future advisory votes on executive compensation asks stockholders to express a preference for one of three choices for future advisory votes on executive compensation—one year, two years, or three years. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting is necessary to approve the frequency of future advisory votes on executive compensation (Proposal 3). Because stockholders are given the option to vote on a number of choices for Proposal 3, it is possible that no single choice will receive a majority vote. Moreover, because the votes for Proposals 2 and 3 are advisory in nature and are non-binding, the Board of Directors may use the results of the advisory resolution on executive compensation and frequency of future advisory votes on executive compensation in its discretion. The Board of Directors intends to take into account the voting results on these proposals in making its determination. The affirmative vote of a majority of the shares of common stock present virtually at the Meeting or represented by proxy at the Meeting is necessary for the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (Proposal 4).

Since the affirmative vote of a plurality of votes cast in person or represented by proxy at the Meeting is required for Proposal 1, abstentions and “broker non-votes” will have no effect on the outcome of such election. Since the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting is necessary for the approval of Proposals 2, 3 and 4, abstentions will have the same effect as a negative vote, but “broker non-votes” will have no effect on the outcome of the voting for Proposals 2, 3 and 4.

We will appoint an inspector of elections to tabulate votes at the Meeting.

Proxy Solicitation; Expenses

Danimer will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

Danimer has retained Okapi Partners LLC, an independent proxy solicitation firm, to assist in soliciting proxies on our behalf. We have agreed to pay Okapi Partners a fee of approximately $20,000, plus costs and expenses, for these services. We bear all proxy solicitation costs. If shareholders need assistance with casting or changing their vote, they should contact our proxy solicitor, Okapi Partners, toll-free at (855) 208-8902.

List of Stockholders

In accordance with the Delaware General Corporation Law (“DGCL”), a list of stockholders entitled to vote at the Meeting will be available for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at 140 Industrial Boulevard, Bainbridge, GA 39817.

Voting Confidentiality

Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

Appraisal Rights

Stockholders will have no rights of appraisal under the DGCL in connection with the proposals to be considered at the Meeting.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT VIRTUALLY AT THE MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD OR VOTE VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATMENT AND THE PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. YOUR ParticipatiON in the Virtual-only meeting will not in and of itself constitute a revocation of YOUR PRIOR VOTE.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY

DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of June 15, 2022 (“Table Date”), certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control five percent (5%) or more of our common stock, (ii) each of our current directors and nominees, (iii) each of our current “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K) set forth in the summary compensation table on page 22 and (iv) our current directors, and nominees and executive officers as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Danimer Scientific, Inc., 140 Industrial Blvd., Bainbridge, GA 39817.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on approximately 101,114,861 shares of Common Stock issued and outstanding as of the Table Date.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the Table Date, shares of common stock subject to warrants and shares of restricted stock that vest within 60 days of the Table Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock %
Directors, Nominees and Named Executive Officers:
Stephen E. Croskrey (1)	4,027,742	4.0
Stuart Pratt (2)	1,648,210	1.6
Philip Gregory Calhoun (3)	3,810,661	3.6
John A. Dowdy III (4)	1,306,961	1.3
Michael Smith (5)	900,454	*
Phillip Van Trump (6)	957,215	*
Scott Tuten (7)	776,796	*
Dr. Isao Noda (8)	356,071	*
Gregory Hunt (9)	65,531	*
Christy Basco	-	-
John P. Amboian (10)	923,418	*
Richard J. Hendrix (11)	598,789	*
Cynthia Cohen	-	-
Allison M. Leopold Tilley	-	-
Directors, Nominees and Executive Officers as a Group (15 Individuals) (12)	15,371,848	14.6
Five Percent Holders:
The Vanguard Group(13)	8,028,738	7.9
Invesco, Ltd. (14)	6,376,582	6.3
BlackRock, Inc.(15)	5,550,559	5.5

* Less than 1% of outstanding common stock

(1)
Excludes 3,725,989 shares underlying options granted in connection with the business combination (“Business Combination”) between the Company, then known as Live Oak Acquisition Corp. (“Live Oak”) before changing its name to Danimer Scientific, Inc. in connection with the Business Combination, and Meredian Holdings, Inc., which together with its subsidiaries operated under the “Danimer Scientific” name as an independent enterprise (“Legacy Danimer”) prior to the Business Combination, which Business Combination resulted in Legacy Danimer becoming a wholly-owned subsidiary of the Company, that are not presently exercisable and not exercisable within 60 days of the Table Date. Excludes 244,073 shares underlying options granted subsequent to the Business Combination that are not presently exercisable within 60 days of the Table Date. Excludes 1,154,616 shares, 683,771 shares, and 972,222 shares, underlying restricted stock awards, performance stock awards, and stock options, respectively, that are not issuable within 60 days of the Table Date.
(2)
Includes 50,000 shares underlying options that are or will become exercisable within 60 days of the Table Date. Includes 18,315 shares underlying Assumed Legacy Danimer Options that are or will become exercisable within 60 days of the Table Date. Excludes 342,258 shares underlying options granted in connection with the Business Combination that are not presently exercisable and not exercisable within 60 days of the Table Date. Excludes 14,670 shares and 27,027 shares, underlying restricted stock awards and stock options, respectively, that are not issuable within 60 days of the Table Date.
(3)
Includes 3,429,018 shares held by the Greg Calhoun DGT Family Trusts u/t/a dated September 22, 2020 GST Exempt Trust and 66,806 shares held by the Greg Calhoun DGT Family Trusts u/t/a dated September 22, 2020 GST Non-Exempt Trust, which may be deemed to be owned by Mr. Calhoun, and 55,952 shares underlying options that are or will become exercisable within 60 days of the Table Date. Mr. Calhoun disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Excludes 27,027 shares underlying stock options held by Mr. Calhoun personally and which are not issuable within 60 days of the Table Date.
(4)
Includes 308,285 shares held by the John Adams Dowdy, III Living Trust and 13,840 shares owned by Mr. Dowdy’s children, which shares may be deemed to be owned by Mr. Dowdy, and 948,136 shares underlying Assumed Legacy Danimer Options that are or will become exercisable within 60 days of the Table Date. Excludes 61,056 shares underlying Assumed Legacy Danimer Options and 642,934 shares underlying options granted in connection with the Business Combination that are not presently exercisable and not exercisable within 60 days of the Table Date. Excludes 314,383 shares underlying restricted stock awards that are not issuable within 60 days of the Table Date. Mr. Dowdy disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Effective as of March 8, 2022, Mr. Dowdy is no longer the Company’s Chief Financial Officer.
(5)
Includes 866,093 shares underlying Assumed Legacy Danimer Options that are or will become exercisable within 60 days of the Table Date. Excludes 61,056 shares underlying Assumed Legacy Danimer Options and 642,934 shares underlying options granted in connection with the Business Combination that are not presently exercisable and not exercisable within 60 days of the Table Date. Excludes 314,383 shares underlying restricted stock awards that are not issuable within 60 days of the Table Date.
(6)
Includes 898,519 shares underlying Assumed Legacy Danimer Options that are or will become exercisable within 60 days of the Table Date. Excludes 61,056 shares underlying Assumed Legacy Danimer Options and 642,934 shares underlying options granted in connection with the Business Combination that are not presently exercisable and not exercisable within 60 days of the Table Date. Excludes 314,383 shares underlying restricted stock awards that are not issuable within 60 days of the Table Date.
(7)
Includes 607,043 shares underlying Assumed Legacy Danimer Options that are or will become exercisable within 60 days of the Table Date. Excludes 61,056 shares underlying Assumed Legacy Danimer Options and 642,934 shares underlying options granted in connection with the Business Combination that are not presently exercisable and not exercisable within 60 days of the Table Date. Excludes 314,383 shares underlying restricted stock awards that are not issuable within 60 days of the Table Date.
(8)
Includes 301,941 shares underlying Assumed Legacy Danimer Options and 50,000 shares underlying options that are or will become exercisable within 60 days of the Table Date. Excludes 27,027 shares underlying stock options that are not issuable within 60 days of the Table Date.
(9)
Includes 10,531 shares underlying Assumed Legacy Danimer Options and 55,000 shares underlying options that are or will become exercisable within 60 days of the Table Date. Excludes 37,838 shares underlying stock options that are not issuable within 60 days of the Table Date.
(10)
Includes 50,000 shares underlying options that are or will become exercisable within 60 days of the Table Date. Excludes 43,243 shares underlying stock options that are not issuable within 60 days of the Table Date. Includes (i) 363,943 shares that are held by the John P. Amboian 2008 Living Trust and (ii) 181,972 shares that are held by Kings Trail Trust dated September 19, 2018. Includes (i) 218,335 private warrants to purchase shares of common stock that are or will become exercisable within 60 days of the Table Date (“Warrants”) and are held by the John P. Amboian 2008 Living Trust and (ii) 109,168 Warrants held by Kings Trail Trust dated September 19, 2018. Mr. Amboian is the sole trustee of the John P. Amboian 2008 Living Trust and his spouse is the sole trustee of the Kings Trail Trust dated September 19, 2018 and, as such, Mr. Amboian may be deemed to beneficially own the shares and the Warrants held by those trusts. Mr. Amboian disclaims any beneficial ownership of the shares and the Warrants held by these trusts other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(11)
Includes 50,000 shares underlying options that are or will become exercisable within 60 days of the Table Date. Includes 341,324 shares held by RJH Management LLC. Includes 207,465 Warrants held by RJH Management LLC. Mr. Hendrix owns and controls RJH Management and as such, has voting and investment discretion with respect to the shares and Warrants held of record by RJH Management and may be deemed to have shared beneficial ownership of the common stock and the Warrants held directly by RJH Management. Mr. Hendrix disclaims any beneficial ownership of the reported shares and the Warrants other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Excludes 29,730 shares underlying stock options held by Mr. Hendrix personally and which are not issuable within 60 days of the Table Date.
(12)
Includes 3,656,530 shares underlying Assumed Legacy Danimer Options and 305,000 shares underlying other options that are or will become exercisable within 60 days of the Table Date. Includes 534,968 shares underlying Warrants that are or will become exercisable within 60 days of the Table Date. Excludes 244,224 shares underlying Assumed Legacy Danimer Options and 6,884,056 shares underlying other options granted in connection with the Business Combination that are not presently exercisable and not exercisable within 60 days of the Table Date. Excludes 3,115,624 shares underlying restricted stock awards and performance stock awards that are not issuable within 60 days of the Table Date. Excludes 141,751 shares underlying restricted shares that are not issuable within 60 days of the Table Date. Excludes 1,506,354 shares underlying options that are not issuable within 60 days of the Table Date. Although Mr. Dowdy is no longer an executive officer of the Company as of the date of this Proxy Statement, since he is a Named Executive Officer for purposes of this Proxy Statement his beneficial share ownership has been included herein as if he were an executive officer.
(13)
Based solely on a Schedule 13G filed with the SEC on February 9, 2022 by The Vanguard Group, Inc. In such filing, The Vanguard Group lists its address as 100 Vanguard Blvd., Malvern, PA 19355, and indicates that, as of December 31, 2021, The Vanguard Group had sole voting power with respect to zero shares of common stock and shared voting power with respect to 169,405 shares of common stock, and that The Vanguard Group had sole dispositive power with respect to 7,793,683 shares of common stock and shared dispositive power with respect to 235,055 shares of common stock.
(14)
Based solely on a Schedule 13G filed with the SEC on February 11, 2022 by Invesco Ltd. and certain of its affiliates. In such filing, Invesco lists its and its affiliates address as 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309, and indicates that, as of December 31, 2021, Invesco and its affiliates had sole voting power with respect to 6,212,533 shares of common stock and shared voting power with respect to zero shares of common stock, and that Invesco and its affiliates had sole dispositive power with respect to 6,376,582 shares of common stock and shared dispositive power with respect to zero shares of common stock.
(15)
Based solely on a Schedule 13G filed with the SEC on February 4, 2022 by BlackRock, Inc. on its own behalf. In such filing, BlackRock, Inc. lists its address as 55 East 52nd Street. New York, NY 1005, and indicates that, as of December 31, 2021, BlackRock, Inc. had sole voting power with respect to 5,482,919 shares of common stock, and that BlackRock, Inc. did not have shared voting power or shared dispositive power with respect to any shares of common stock and had sole dispositive power with respect to 5,550,559 shares of common stock.

We are not aware of any material proceedings to which any of our directors, nominees for director, executive officers, affiliates of the foregoing persons or any security holder, including any owner of record or beneficially of more than five percent (5%) of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors on our Board of Directors be fixed exclusively by the Board of Directors. There are currently eight directors on our Board of Director, and our Board of Directors has fixed the number of directors at nine effective from and after the date of the Annual Meeting. Our Nominating and Corporate Governance Committee and our Board of Directors have selected the nine nominees for directors that are listed in this Proxy Statement for election at the Meeting, which consist of all current directors, other than Ms. Basco, who will complete her current term, and two additional new nominees.

Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office will continue until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified in accordance with our Bylaws. There are no family relationships among our directors, nominees for director, or executive officers.

Except as otherwise specified or in the case of broker non-votes, each Proxy Card received will be voted for the election of the nine nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees named below has been nominated by the Nominating and Corporate Governance Committee of the Board of Directors and has consented to be named a nominee in this Proxy Statement and to serve as a director, if elected. Should any nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors under our Bylaws.

When considering whether directors and nominees have the experience, qualifications, attributes, and skills, to satisfy their oversight responsibilities effectively, the Nominating and Corporate Governance Committee and the Board of Directors focused primarily on the information discussed in each of the nominee’s individual biographies set forth below, which contains information regarding the person’s service as a director, business experience and director positions held currently or at any time during the last five years or longer:

Stephen E. Croskrey, 62, has served as Chairman of the Board and Chief Executive Officer of Danimer since December 2020. From February 2016 through the consummation of the Business Combination, Mr. Croskrey was the Chief Executive Officer and a member of the board of directors of Legacy Danimer. Mr. Croskrey is a business leader with over 30 years of experience in overseeing the strategic direction and operations of companies that manufacture and market various products, including industrial fibers and law-enforcement gear. From 1999 to 2005, Mr. Croskrey served as the President and Chief Executive Officer of Armor Holdings Products, LLC, a major manufacturer of military, law enforcement, and personnel safety equipment. During such tenure, Armor Holdings Products’ annual revenues increased from $45 million to over $300 million due to Mr. Croskrey overseeing the acquisition and integration of 13 companies and implementing associated organic growth initiatives. Mr. Croskrey has also held senior executive positions at Allied Signal and Mobil Oil. Mr. Croskrey received an MBA from the Kellogg School of Management at Northwestern University. He also received a Bachelor of Science degree in Engineering from the United States Military Academy at West Point where he was also commissioned as an officer in the U.S. Army. During his six years of active duty service, Mr. Croskrey attained the rank of Captain and served as a company commander. He is well-qualified to serve on the Board of Directors due to his extensive leadership, operational and advisory background, and his significant strategic experience in acquiring and integrating companies.

John P. Amboian, 61, served as Live Oak’s Chairman from May 2020 to December 2020 and continues to serve on the Board of Directors following the completion of the Business Combination. Mr. Amboian is a business leader with over 30 years of experience in mergers and acquisitions, capital management, product development, branding, and distribution for both private and public companies, across multiple industries. He served as Chairman and Chief Executive Officer of Nuveen Investments, Inc. from 2007 to 2016. He was President of Nuveen from 1999 through 2007 after joining as its Chief Financial Officer from 1995 to 1999. During his time in leadership positions at Nuveen, Mr. Amboian participated in over 20 M&A and capital markets transactions, in addition to playing a leading role in Nuveen’s sale to an investment group led by Madison Dearborn, in 2007 and Nuveen’s sale process to TIAA (Teacher’s Insurance and Annuity Association of New York) in 2014. Mr. Amboian served on the Nuveen Mutual Funds board from 2007 through 2016 and on the Nuveen Investments’ public board from 1996 through 2007. Before Nuveen, Mr. Amboian was the Chief Financial Officer and Senior Vice President of Strategy of the Miller Brewing Company. He began his career in Corporate and International Finance at Kraft Foods, Inc., where he ended his tenure as Treasurer. Since 2013, Mr. Amboian has served at Madison Dearborn Partners as an industry advisor and is an Independent Director of the general partnership of Adams Street Partners, a private-markets investment firm. Additionally, Mr. Amboian is Chairman of Evanston Capital, a hedge fund alternative investment manager, and since

2017 has been a senior advisor to Estancia Capital. Since 2018, he has chaired the board of North Square Investments, a boutique asset management firm. He is also on the advisory board of Cresset Capital Management, a wealth management firm. He advises several small businesses on organic and inorganic growth initiatives through JA Capital Advisors, LLC. He received both his Bachelor of Science in Economics and MBA from the University of Chicago. He is well-qualified to serve on the Board of Directors due to his extensive finance, investment, and operational background.

Richard Hendrix, 56, served as Live Oak’s Chief Executive Officer and as a director on the Board of Directors from May 2020 to December 2020, and continues to serve on the Board of Directors following the completion of the Business Combination. He has significant experience in executive leadership, corporate strategy, M&A, capital markets, and corporate finance for public companies. Over the course of his career, Mr. Hendrix has worked extensively with issuers and investors focused on companies in the financial services, real estate, energy, industrial, and business and consumer services sectors. He has led dozens of initial equity offerings for founder-led and Sponsor-backed companies, primarily within the banking, insurance and real estate sectors. Additionally, Mr. Hendrix has considerable experience advising chief executives, boards of directors, and large shareholders regarding strategy and capital structure and access. He has significant leadership experience in the financial industry, having served as Chief Executive Officer of FBR & Co., a then Nasdaq-listed capital markets firm, from 2009 to 2017, and Chairman from 2012 to 2017. Mr. Hendrix helped FBR grow into a leading underwriter for initial common stock offerings for middle market U.S. companies. While at FBR, Mr. Hendrix oversaw the growth of the company and oversaw numerous strategic transactions while in his role as Chairman and Chief Executive Officer at FBR, ultimately executing a merger with B. Riley Financial, Inc. in 2017. Following the merger, Mr. Hendrix served as director of B. Riley Financial until October 2017. Prior to his tenure as Chief Executive Officer of FBR, Mr. Hendrix served as the NYSE-listed Arlington Asset Investment Corp.’s President and Chief Operating Officer from 2004 to 2007 and its Chief Investment Officer from 2003 to 2004. Previously, he was the President and Chief Operating Officer of FBR Asset Investment Corporation and concurrently headed the Real Estate and Diversified Industrials Investment Banking groups of FBR. Prior to FBR, Mr. Hendrix was a Managing Director in PNC Capital Markets’ investment banking group and headed PNC’s asset-backed securities business. Mr. Hendrix is a co-founder and Managing Partner of Live Oak Merchant Partners, a merchant bank providing capital and advisory services to middle-market companies across several industries. Mr. Hendrix currently serves as a Senior Advisor to Crestview Partners, a private equity firm, since 2017 and is presently the Chairman of Protect My Car, a portfolio company of Crestview Partners that provides extended auto warranty plans to consumers. In the last five years, Mr. Hendrix has also been the Founder and Chief Executive Officer of RJH Management Co, a privately held investment management business. Mr. Hendrix received his Bachelor of Science degree in Finance from Miami University. He is well-qualified to serve on the Board of Directors due to his extensive finance, investment, and advisory background.

Philip Gregory Calhoun, 59, has been a member of the Board of Directors since December 2020, and before then, a member of Legacy Danimer’s board of directors from 2014 to December 2020, and was a director of Danimer’s Meredian, Inc. and Danimer Scientific, L.L.C. subsidiaries prior to their merger into Legacy Danimer in June 2014. Mr. Calhoun is President and Chief Executive Officer of Circle C. Farms, Inc., a commercial farm and cattle ranch located in Colquitt, Georgia, where Mr. Calhoun has worked since 1981. Mr. Calhoun also is the sole proprietor of GC Sprayer Service, Inc., a crop-dusting operation in Colquitt, Georgia. Mr. Calhoun also serves as a director of First National Bank of Decatur County located in Bainbridge, Georgia, Miller County Gin in Colquitt, Georgia and American Peanut Growers, a peanut-shelling plant in Donalsonville, Georgia. Due to his extensive commercial and operational background, he is well-qualified to serve on the Board of Directors.

Gregory Hunt, 65, has been a member of the Board of Directors since December 2020, and before then, a member of Legacy Danimer’s board of directors from June 2019 to December 2020. Since May 2012, Mr. Hunt has been the Chief Financial Officer and Treasurer of Apollo Management, LP, the investment adviser to Apollo Investment Corp., a management investment company. From April 2010 to May 2012, he served as the Executive Vice President and Chief Financial Officer for Yankee Candle Company. Before joining Yankee Candle, from 2007 to 2010, Mr. Hunt served as the Executive Vice President of Strategic and Commercial Development for Norwegian Cruise Lines. Prior to joining Norwegian Cruise Lines, Mr. Hunt served as Chief Financial Officer and Chief Restructuring Officer of Tweeter Home Entertainment Group, Inc. from 2006 to 2007 and the Chief Financial Officer and Co-Chief Executive of Syratech Corporation from 2001 to 2006. Before Syratech, he held several senior financial leadership positions, including Chief Financial Officer of NRT Inc., Culligan Water Technologies, Inc., and Samsonite Corporation. Mr. Hunt currently serves as a member of the board of directors of Kymera Corporation, an audit committee chairman and a member of the board of directors of GoodWest Industries, and co-chairman of the board of advisors for the University of Vermont School of Business. Mr. Hunt is a Certified Public Accountant and holds a Bachelor degree in Accounting with a dual concentration in finance from the University of Vermont. He is well-qualified to serve on the Board of Directors due to his extensive financial, operational and advisory background.

Dr. Isao Noda, 71, has been a member of the Board of Directors since December 2020, and before then, a member of Legacy Danimer’s board of directors from 2016 to December 2020. Before joining Legacy Danimer, he had a distinguished career extending over three decades at The Procter & Gamble Company and is recognized as one of the world’s leading authorities in polymer science, including the field of bioplastics known as PHA. Dr. Noda is an affiliated teaching professor at the University of Delaware. Dr. Noda holds a Bachelor of Science degree in Chemical Engineering, a Master of Science in Bioengineering, a Master of Philosophy and a Ph.D. in Chemical Engineering from Columbia University. He earned a Doctorate in Science degree in Chemistry from the University of Tokyo. He is well-qualified to serve on the Board of Directors due to his education and science background as well as his expertise polymer science and bioplastics.

Stuart W. Pratt, 76, has been a member of the Board of Directors since December 2020, and before then, a member of Legacy Danimer’s board of directors from May 2015 to December 2020 and its Chairman of the Board from January 2016 to December 2020. Since 2001, Mr. Pratt has been the President and Chief Executive Officer of the Fort Point Real-Estate Company. He also has served as the Chairman of the Board of Hunneman, a commercial real estate firm in Boston, Massachusetts, since 2016 and previously served as its Chief Executive Officer. In the 1970s, he was the Chief Executive Officer of Federal Street Equities based in Houston, Texas. Mr. Pratt currently serves on the board of overseers of Boston University and is also a trustee emeritus of Boston University where he was chairman of the Real Estate Committee and served on its Audit, Academic Affairs, and Finance committees. Additionally, he also serves as a trustee and Chairman of the Board of the Peabody Essex Museum, a director of Maritime International Inc. based in Bedford, Massachusetts, and Avrio AI based in Boston, Massachusetts. Mr. Pratt received his Bachelor of Arts degree from Boston University. He is well-qualified to serve on the Board of Directors due to his executive leadership, operational and advisory background.

Cynthia Cohen, 69, is a nominee for election to the Board of Directors and has more than 20 years of business strategy, marketing, and business operations experience. In October 2018, she founded IMPACT 2040, a strategy consulting firm serving retailers, consumer brands, manufacturers, and digital technology companies, and currently acts as its President. Ms. Cohen is an advisor and board member to several start-ups and private emerging growth companies in technology and consumer product businesses, including Scroobious, where she has been an advisory board member since September 2020, Knock Inc., where she has served on the board of advisors since January 2016, AnswerLab, where she has served on the board of advisors since June 2014, and Sophelle, where she has served on the board of advisors since November 2012. Ms. Cohen has also served on several public company boards of directors, including Equity One, where she was a board member from May 2006 through March 2017, Steiner Leisure Services, where she served as a board member and chairman of the nominating and governance committee from May 2006 through December 2015, and Bebe Stores, Inc., where she served as the lead independent director from July 2001 through July 2014. Prior to founding IMPACT 2040, and the predecessor firm Strategic Mindshare in June 1990, she was a Partner in Management Consulting at Deloitte & Touche LLP. Ms. Cohen received her Bachelors of Science in Business Administration - Finance and Marketing from Boston University, for which she has been a member of the Board of Trustees since May 2020. She is well-qualified to serve on the Board due to her extensive background in the consumer products industry, as a strategy consultant, and as a prior board member of several public companies.

Allison M. Leopold Tilley, 58, is a nominee for election to the Board of Directors and has more than 33 years of experience advising companies on operation, strategy, governance, risk, and acquisitions. Since October 1988, Ms. Leopold Tilley has been working at Pillsbury Winthrop Shaw Pittman LLP, where she is currently a Managing Board Member and Partner. From February 2016 through June 2017, Ms. Leopold Tilley served on the board of directors of FBR & Co., a then Nasdaq-listed capital markets firm, where she was the chair of the nominating committee and a member of the compensation committee. Ms. Leopold Tilley has also served on several other boards of directors, including the Ronald McDonald House at Stanford from between 2011 and 2017, where she served as the chair of the nominating and corporate governance committee, and Watermark, where she served as a director between 2010 and 2016. Ms. Leopold Tilley received her Bachelor degree in Economics and International Relations from the University of California, Davis and her J.D. from the University of California, Berkeley. She is well-qualified to serve on the Board due to her extensive background in management, operations, governance, and risk analysis.

The affirmative vote of a plurality of the votes cast virtually or represented by proxy at the Meeting is necessary for the election as directors of the nine nominees named in this Proxy Statement (assuming a quorum of a majority of the outstanding shares of common stock is present).

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board of Directors is committed to sound and effective corporate governance practices. Our management and Board of Directors has reviewed our corporate governance practices with consideration to the Sarbanes-Oxley Act of 2002. Furthermore, the Company is listed on the New York Stock Exchange (“NYSE”), and therefore, it has modelled its corporate governance practices after the NYSE listing requirements. Based on those reviews, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, and complaint procedures for accounting and auditing matters.

Corporate Governance Guidelines and Documents

The Code of Ethics, Corporate Governance Guidelines, and the charters of our Audit, Compensation and Nominating and Corporate Governance Committees were adopted by Danimer to promote honest and ethical conduct, full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Danimer, and compliance with all applicable rules and regulations that apply to Danimer and its officers and directors. These policies are available on our Internet website, at https://www.danimerscientific.com/, under the tab “Governance Documents” within the section called “Governance.” In addition, you may request a copy of any such materials, without charge, by submitting a written request to: Danimer Scientific, Inc., Attention: Secretary, 140 Industrial Boulevard, Bainbridge, GA 39817.

Board of Directors

Our Board of Directors currently comprises the following eight members: Stephen E. Croskrey, John P. Amboian, Richard J. Hendrix, Christy Basco, Philip Gregory Calhoun, Gregory Hunt, Dr. Isao Noda, and Stuart Pratt.

During fiscal 2021, the Board of Directors held 14 meetings, and acted by unanimous written consent in lieu of a meeting four times. During fiscal 2021, each director then in office attended at least 79% of the meetings of the full Board of Directors, and all of the directors then in office attended 100% of the meetings of the Committees of the Board of Directors on which they served. Three directors, including the lead independent director, attended the 2021 Annual Meeting of Stockholders and were available to respond to any questions submitted by stockholders.

Board Leadership Structure

John Amboian is designated as the “lead independent director” of the Board of Directors. Our Chairman of the Board of Directors is also the Chief Executive Officer of the Company. However, the Board of Directors believes that board independence is an important aspect of corporate governance, and six of the remaining seven members of the Board of Directors are therefore independent directors. Furthermore, seven of the nine remaining nominees for director named in this Proxy Statement would be independent if elected at the Meeting. The Board of Directors believes that this leadership structure is appropriate for our Company given the size and scope of our business, the experience and active involvement of our Chairman and independent directors, and our corporate governance practices, which include regular communication with and interaction between and among the Chief Executive Officer, Chief Financial Officer, and the independent directors, including the lead independent director.

Board Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, provides risk oversight. In its risk oversight role, the Board of Directors assesses whether the risk management processes designed and implemented by management are adequate and functioning as designed, including assessing major risk factors relating to the Company and its performance, and reviewing measures to address and mitigate risks. In order to efficiently discharge its duty to oversee risk management, the Board of Directors has delegated some risk oversight tasks to various committees of the Board of Directors and to members of management, each of which reports regularly to the entire Board with respect to such responsibilities. In particular, the Audit Committee plays a significant role in monitoring and assessing our financial, legal, and operational risks, and it receives regular reports from the management team regarding comprehensive organizational risk and particular areas of concern.

Director Independence

The Board of Directors has evaluated each of its directors’ independence from the Company based on the definition of “independence” established by NYSE and has determined that Ms. Basco and Messrs. Amboian, Hendrix, Calhoun, Hunt and Noda are independent directors, constituting a majority of the Board of Directors. The Board of Directors has evaluated each of the new director nominees’ independence from Danimer and has determined that Ms. Cohen and Ms. Leopold Tilley, if elected, would be independent directors. The Board of Directors has further determined that each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is “independent” under applicable NYSE rules.

The Board of Directors has also determined that each member of our Audit Committee is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

In its evaluation of each director’s or nominee’s independence from the Company, the Board of Directors reviewed whether any transactions or relationships currently exist or existed during the past year between each director or nominee and the Company and its subsidiaries, affiliates, equity investors, or independent registered public accounting firm, and whether there were any transactions or relationships between each director or nominee and members of the senior management of the Company or their affiliates.

Communications with Directors

Any stockholder or other interested party wishing to communicate with the Board of Directors as a whole, the non-employee directors collectively, or any individual director should write to “Board of Directors,” “Non-Employee Directors” or the individual director in care of the Secretary at Danimer Scientific, Inc., 140 Industrial Boulevard, Bainbridge, GA 39817. Communications from stockholders or other interested parties addressed in this fashion will be forwarded directly to the Board of Directors, the non-employee directors, or the individual director, as applicable.

Complaint Procedures

Complaints and concerns about the Company’s accounting, internal accounting controls, auditing or related matters may be submitted by writing to the Chairman of the Audit Committee as follows: Danimer Scientific, Inc., Attention: Chairman of the Audit Committee, 140 Industrial Boulevard, Bainbridge, GA 39817. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”

Board Committees

Our Board of Directors has three standing Committees: an Audit Committee; a Compensation Committee; and, a Nominating and Corporate Governance Committee. Copies of the committee charters setting forth the responsibilities of the Committees are available in the Investor Relations section of our website at available on our Internet website at https://www.danimerscientific.com/, under the tab “Governance Documents” within the section called “Governance.” The committees will periodically review their respective charters and recommend any needed revisions to our Board of Directors.

Audit Committee

The Audit Committee is responsible for the oversight and evaluation of (i) the qualifications, independence, and performance of our independent registered public accounting firm (“independent auditors”); (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal control over financial reporting. In addition, the Audit Committee recommends to the Board of Directors the appointment of independent auditors and analyzes the reports and recommendations of such auditors. The Audit Committee also assesses major risk factors relating to the Company and its performance, and reviews measures to address and mitigate financial, legal, and operational risks. The Audit Committee also prepares the Audit Committee report required by the rules of the U.S. Securities and Exchange Commission (“SEC”), which is included in this Proxy Statement beginning on page 17.

Our Audit Committee is comprised of Mr. Hunt, Mr. Amboian and Ms. Basco, with Mr. Hunt serving as the Chairman. All of our Audit Committee members were determined by the Board of Directors to be independent of Danimer based on NYSE’s definition of “independence” and can read and understand the Company’s financial statements. The Board of Directors has determined that Mr. Hunt qualifies as an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder).

The duties of the Audit Committee of our Board of Directors, which are specified in the charter of the Audit Committee, include but are not limited to:

•
appointing and replacing the independent auditors;
•
monitoring the independence of the independent auditors;
•
discussing with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•
determining the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purposes of preparing and issuing an audit report or related work;
•
verifying the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by regulation;
•
pre-approving all audit services and permitted non-audit services to be performed by our independent auditors, including the fees and terms of the services to be performed;
•
reviewing and discussing with management and the independent auditors the annual audited financial statements, and recommending to our Board of Directors whether the annual audited financial statements should be included in our Annual Report on Form 10-K;
•
discussing with management major risk assessments and risk management policies;
•
inquiring and discussing with management our compliance with applicable laws and regulations;
•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and
•
reviewing and approving all related party transactions.

During fiscal 2021, the Audit Committee held 13 meetings and acted by unanimous written consent in lieu of a meeting four times.

Compensation Committee

The Compensation Committee reviews recommendations for executive compensation, including incentive compensation and stock incentive plans and makes recommendations to the Board of Directors concerning levels of compensation of our executive officers and other key management personnel as well as the adoption of incentive and stock plans. Pursuant to the Compensation Committee’s charter, the Compensation Committee’s authority generally includes, among other things, the authority to do each of the following:

•
To review and approve corporate goals and objectives with respect to compensation for the Company’s senior management team, evaluate the senior management team’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors, determine and approve the senior management team’s compensation levels based on this evaluation.
•
To review at least annually the compensation of non-senior management employees as the Committee determines to be appropriate (including any awards under any equity-based compensation or non-equity-based incentive compensation plan of the Company and any material perquisites).
•
To review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board of Directors as needed. The Compensation Committee shall have and shall exercise all the authority of the Board of Directors with respect to the administration of such plans.
•
To produce the compensation committee report on executive compensation to be included in the Company’s Proxy Statement.
•
To review on an annual basis director compensation and benefits.

The Compensation Committee has the authority to retain or obtain advice from, as well as determine the appropriate compensation of, such compensation consultants, outside counsel and other advisors as the Compensation Committee, in its sole discretion, may deem appropriate. In early 2021, the Compensation Committee engaged FW Cook, an executive compensation consulting firm, which acted as the Company’s independent compensation consultant with respect to CEO compensation, including a review of the current employment agreement and recommendations regarding changes to such employment agreement. This independent compensation consultant was engaged exclusively by the Compensation Committee on these compensation matters and did not have other consulting arrangements with the Company. Based on the input from FW Cook, the Compensation Committee structured and approved an amended and restated employment agreement for the Company’s CEO, Stephen E. Croskrey. See “Executive Compensation — Employment Agreements — Employment Agreement with Stephen E. Croskrey,” below.

Our Compensation Committee is comprised of Messrs. Hendrix and Calhoun, with Mr. Hendrix serving as the Chairman, each of whom was determined by the Board of Directors to be independent of the Company based on NYSE’s definition of “independence”. The Compensation Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2021, the Compensation Committee held one meeting and acted by unanimous written consent in lieu of a meeting two times.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors, as well as review Danimer’s corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the NYSE listing requirements. The Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Committee, by other members of the Board of Directors, and by senior management.

The Nominating and Corporate Governance Committee also considers nominees recommended by stockholders. Information concerning a proposed nominee should be forwarded to Danimer Scientific Inc., Attention: Secretary, at 140 Industrial Boulevard, Bainbridge, GA 39817, and upon receipt, the Secretary will submit them to the Nominating and Corporate Governance Committee for its consideration. Such information shall include the name of the nominee, and such information concerning the nominee as would be required under the rules and regulations of the SEC to be included in our Proxy Statement if such proposed nominee were to be included therein, as well as a consent executed by the proposed nominee to serve as a director if elected as required by the rules and regulations of the SEC. In addition, the stockholder shall include a statement that the proposed nominee has no direct or indirect business conflict of interest with us, and otherwise meets our standards set forth below. See “Requirements for Submission of Stockholder Proposals, Nomination of Directors and Other Business of Stockholders” for additional information on specific procedures that a stockholder must follow to nominate persons for election as directors.

The Nominating and Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee’s policy is to assess nominees recommended by stockholders, by other individuals and by third-party search firms in the same manner, as follows: the Nominating and Corporate Governance Committee reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above; when a Board of Directors vacancy occurs or is anticipated, the Nominating and Corporate Governance Committee determines which of the qualified candidates, if any, to interview, based on the current needs of the Board of Directors and the Company; and members of the Nominating and Corporate Governance Committee meet with these selected individuals. If, after such meetings, the Nominating and Corporate Governance Committee determines to recommend any candidate to the Board of Directors for consideration, that individual is invited to meet with the entire Board of Directors. The Board of Directors then determines whether to select the individual as a director-nominee.

Our Nominating and Corporate Governance Committee is comprised of Messrs. Amboian and Noda, with Mr. Amboian serving as the Chairman, both of whom were determined by the Board of Directors to be independent of the Company based on NYSE’s definition of “independence”. The Nominating and Corporate Governance Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2021, the Nominating and Corporate Governance Committee held no meetings and acted by unanimous written consent in lieu of a meeting two times.

Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in the Company; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to the Company and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of the Company. The Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying candidates for director. Nevertheless, the Nominating and Corporate Governance Committee’s evaluation of director candidates considers their ability to contribute to the diversity of age, background, experience, viewpoints and other individual qualities and attributes represented on the Board of Directors.

Director Summary Compensation Table

The following table summarizes the compensation earned by our serving non-employee directors for the fiscal year ended December 31, 2021:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
John P. Amboian	-	-	-	-	-
Richard Hendrix	-	-	-	-	-
Christy Basco	-	-	-	-	-
Philip Gregory Calhoun	-	-	-	-	-
Gregory Hunt	-	-	-	-	-
Dr. Isao Noda	-	-	-	-	-
Stuart Pratt	-	82,400 (1)	-	24,000 (2)	106,400
(1)
Reflects the grant-date fair value of a restricted stock award made to Mr. Pratt in connection with Business Combination that was issued in 2021.
(2)
Consists of cash fees pursuant to a Consulting Agreement between the Company and Mr. Pratt (which is described below under the heading “– Consulting Agreement of Stuart Pratt”).

In 2021, our current employee director, Mr. Croskrey, was compensated pursuant to his prior employment agreements (which are described below under the heading “Executive Compensation – Employment Agreements – Employment Agreement with Stephen E. Croskrey”). In addition, Stuart Pratt receives fees earned pursuant to a consulting agreement with the Company (which is described below under the heading “– Consulting Agreement of Stuart Pratt”).

In 2022, the Compensation Committee and the Board of Directors evaluated our director compensation policy to develop a Board compensation program that is designed to align compensation with Danimer's business objectives and the creation of stockholder value while enabling Danimer to attract, retain, incentivize, and reward directors who contribute to the long-term success of Danimer. In connection with such effort, the Compensation Committee retained FW Cook to provide a non-employee director compensation program design and analysis. Following a review of such analysis, in May 2022, the Compensation Committee and the Board of Directors approved and adopted a compensation program (“Non-Employee Director Compensation Program”) for directors other than employees and any director affiliated with a strategic partner of the Company (each, an “Eligible Director”). This program consists of the following elements: (i) a base cash retainer for each Eligible Director; and (ii) an annual stock option grant for each Eligible Director, with certain Eligible Directors receiving an additional option grant depending on their status as a lead independent director; chairperson of any of the Board of Director's committees; and membership on the Audit Committee.

Base cash compensation to each Eligible Director is $50,000 annually. In addition, each eligible director also receives an annual option grant value of $50,000. The Lead Independent Director and the Audit Committee Chairperson receive additional options valued at $20,000. Each member of the Audit Committee (other than the Chairperson) receives incremental options having a value of $5,000. The Chairpersons of the Compensation Committee and the Nominating and Corporate Governance Committee receive additional options valued at $5,000.

All options to Eligible Directors under the Non-Employee Director Compensation Plan vest in full on the one-year anniversary of the grant date and are valued under the Company's standard valuation methodology as of the grant date.

Danimer's policy is to reimburse directors for reasonable and necessary out-of-pocket expenses incurred in connection with attending Board and committee meetings or performing other services in their capacities as directors.

The following table summarizes information related to option awards and stock awards made to our non-employee directors that were outstanding at December 31, 2021:

	Option Awards		Stock Awards
	Number of Securities Underlying Options		Number of Shares of Stock That Have
Name	Exercisable (#)	Unexercisable (#)	Not Vested (#)
John P. Amboian	50,000	-	-
Richard Hendrix	50,000	-	-
Christy Basco	-	-	-
Philip Gregory Calhoun	55,952	-	-
Gregory Hunt	65,531	-	-
Dr. Isao Noda	351,941	-	-
Stuart Pratt	68,315	342,258	14,670

Consulting Agreement of Stuart Pratt

Mr. Pratt and Legacy Danimer entered into a letter agreement on March 1, 2016 (“Prior Pratt Consulting Agreement”), pursuant to which he earned a base salary of $18,000 for the fiscal year ended December 31, 2019 and was entitled to certain benefits and perquisites. Mr. Pratt’s salary was increased by resolution of the board of directors to $2,000 per month beginning in March 2020. On October 3, 2020, Mr. Pratt and Danimer entered into an amendment to the Prior Pratt Consulting Agreement providing, among other things, that the Prior Pratt Consulting Agreement would be terminated effective upon the closing of the Business Combination and that Mr. Pratt waived any severance payment to which he may have been entitled.

On October 3, 2020, Mr. Pratt and Danimer also entered into a Consulting Agreement (“New Pratt Consulting Agreement”), which was effective upon the closing of the Business Combination and ends on October 3, 2023, unless earlier terminated in accordance with its terms. Under the New Pratt Consulting Agreement, Mr. Pratt is entitled to an annual base salary of $18,000. Pursuant to the New Pratt Consulting Agreement, upon the closing of the Business Combination, Mr. Pratt was also granted options to purchase 30,000 shares of our common stock, at an exercise price of $24.20, and was entitled to additional restricted shares of common stock if the fair market value of our common stock at the closing of the Business Combination exceeded $10 per share. Since fair market value at the closing of the Business Combination exceeded ten dollars $10 per share, Mr. Pratt became entitled to receive additional restricted shares of common stock in an amount equal to the difference between such fair market value and $10, multiplied by the number of options shares and divided by such fair market value. Danimer issued such restricted shares after the end of the 2020 fiscal year on March 10, 2021. The nature of Mr. Pratt’s relationship with Danimer deems him to not be independent as a director of Danimer.

Pursuant to a letter agreement, dated as of August 12, 2021, between the Company and Mr. Pratt, in the event that the Company is unable to issue shares of common stock to Mr. Pratt in connection with stock options or restricted stock awards that the Company had previously granted, then the Company shall be contractually obligated to pay Mr. Pratt, upon the exercise of such options or the vesting of such restricted stock, an amount in cash equal to the notional value of each such stock option or restricted stock on such date; provided that any such cash payments shall be payable over a period of three years in equal quarterly instalments, starting with the date of the exercise or vesting of such awards.

Involvement in Certain Legal Proceedings

No director, executive officer or person nominated to become a director or executive officer has, within the last ten years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy filing or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting such person’s involvement in any type of business, securities or banking activities or practice; or (iv) been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from Danimer and is financially literate as that qualification is interpreted by the Board of Directors. The Board of Directors has adopted a written charter with respect to the Audit Committee’s roles and responsibilities.

Management is responsible for Danimer’s internal control and the financial reporting process. The external auditor is responsible for performing an independent audit of Danimer’s consolidated financial statements in accordance with auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has had various discussions with management and the independent auditors. Management represented to the Audit Committee that Danimer’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis, and the Audit Committee has reviewed and discussed the quarterly and annual consolidated financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees.

The Audit Committee has received the written disclosures and a letter from the independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from Danimer and its management. The Audit Committee also considers whether the independent registered public accounting firm’s provision of audit and non-audit services to Danimer is compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for its audit. The Audit Committee discussed with the independent auditors, with and without management present, the results of its audit, and the overall quality and integrity of financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements and the audit report on the audited financial statements be included in Danimer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Submitted by the Members of the Audit Committee of the Board of Directors:

Gregory Hunt (Chairman)
John P. Amboian
Christy Basco

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors.

Name	Age	Position
Executive Officers
Stephen E. Croskrey*	62	Chief Executive Officer, Director and Chairman of the Board
Michael A. Hajost	58	Chief Financial Officer
Phillip Van Trump	45	Chief Science & Technology Officer
Michael Smith	53	Chief Operating Officer
Scott Tuten	47	Chief Marketing & Sustainability Officer

* See “Biographical Information for Directors” for biographical information with respect to Stephen E. Croskrey.

Michael A. Hajost, 58, has been Danimer’s Chief Financial Officer since March 2022, and before then was Special Advisor to the Chief Executive Officer in February and March 2022. Before joining Danimer, Mr. Hajost served as Executive Vice President, Finance, and Chief Financial Officer of Strategic Materials, Inc., a North American glass recycler with approximately 900 employees in over 50 locations throughout the U.S., Canada and Mexico. During his career at Strategic Materials, Mr. Hajost had responsibility for numerous corporate and operating finance functions, upgraded key finance positions and led the overhaul of that company’s financial reporting framework. Before Strategic Materials, Mr. Hajost was Senior Vice President, Finance, and Chief Financial Officer of Accuride Corporation, a manufacturer of wheel and wheel-end components for the commercial truck, passenger car and off-road vehicle industries, from 2015 to 2018. Mr. Hajost led the effort to recapitalize Accuride, then a public company listed on the New York Stock Exchange, as a private company, resulting in Accuride being taken private by Crestview Partners. From 2008 to 2015, Mr. Hajost was Vice President, Treasury and Investor Relations, at Carpenter Technology Corporation, a NYSE-listed manufacturer of specialty alloys and engineered products used in the aerospace & defense, energy, medical, automotive, and consumer & industrial markets. At Carpenter Technology, Mr. Hajost was responsible for world-wide management of treasury, financing and risk management activities. Before then, Mr. Hajost was employed in multiple finance and treasury positions, including at JBS Swift & Co. and Guidant Corporation. Mr. Hajost’s corporate career was preceded by five years of service as an officer in the U.S. Army where he attained the rank of Captain. Mr. Hajost obtained his MBA from the Booth School of Business at the University of Chicago and graduated from the United States Military Academy at West Point with a Bachelor of Science degree in Engineering.

Phillip Van Trump, 45, has been Danimer’s Chief Science and Technology Officer since December 2020, and before then had been Legacy Danimer’s Chief Technology Officer since 2014. Mr. Van Trump manages research and development, product development, regulatory affairs, and intellectual property for Danimer. Prior to these roles, Mr. Van Trump worked in various positions within Legacy Danimer, performing bench-scale to pilot-level research and playing an integral role in the procurement of equipment and laboratory personnel to advance Danimer’s objectives. He holds a Bachelor of Science in Molecular Biology and Microbiology from the University of Central Florida and an MBA from Emory University.

Michael Smith, 53, has been Danimer’s Chief Operating Officer since December 2020 and before then had been Legacy Danimer’s Chief Operating Officer since 2007. He has significant manufacturing experience, especially in implementing lean manufacturing techniques, and is integral to the continuous-process improvement of Danimer’s manufacturing operations. Before joining Legacy Danimer, Mr. Smith held high-level manufacturing positions at Ingersoll Rand from 1991 to 1996, Amoco from 1996 to 1998, British Petroleum from 1998 to 2004, and Propex from 2004 to 2007. He holds a Bachelor of Science degree in Industrial and Systems Engineering from the Georgia Institute of Technology and has received extensive training in the Six Sigma Tools process controls and lean manufacturing techniques.

Scott Tuten, 47, has been Danimer’s Chief Marketing and Sustainability Officer since December 2020 and before then had been Legacy Danimer’s Chief Marketing Officer since 2006. Mr. Tuten has significant experience in the fields of international logistics, supply-chain management, transportation, inventory control, operations, sales, and warehousing. Mr. Tuten joined Danimer in 2006 as Vice President of Operations and was quickly promoted to Senior Vice President of Operations. In 2014, Mr. Tuten was appointed Chief Marketing Officer to manage overall sales and marketing. He holds a Bachelor of Business Administration degree in Logistics and an MBA from Georgia Southern University.

There are no family relationships between any of our executive officers and any director of the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee assists the independent members of the Board of Directors in establishing a compensation package for the Chief Executive Officer and assists the Board of Directors in establishing compensation packages for the other Named Executive Officers, its key employees and non-employee directors, as well reviewing and approving Danimer’s incentive compensation and equity compensations plans. The Compensation Committee is generally responsible for setting and administering the policies which govern annual salaries of executive officers, raises and bonuses, and awards of stock options and common stock under the Danimer Scientific, Inc. 2020 Long-Term Incentive Plan (“2020 Plan”) and otherwise. However, at times the full Board has determined annual executive salaries, raises and bonuses as well as grants of stock options and common stock without first receiving recommendations from the Compensation Committee. From time to time, the Compensation Committee reviews compensation packages to ensure that they remain competitive with the compensation packages offered by similarly situated companies and continue to incentivize management and align management’s interests with those of our stockholders. Although we do not target executive compensation to any peer group median, we strive to provide a market-competitive compensation package and reward each executive’s performance.

The Compensation Committee is comprised of two directors. Each member of the Compensation Committee meets the independence requirements specified by the NYSE and by Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”). No member of the Compensation Committee has ever been an officer or employee of the Company, nor is there a direct or indirect relationship between any of the members of the Committee and any of the Company’s executive officers. The Compensation Committee operates under a written charter adopted by the Board of Directors that is available on our Internet website, at www.danimerscientific.com, under the tab “Governance Documents” within the section called “Governance.”

Executive Compensation Philosophy and Objectives

The Compensation Committee continues to examine and refine the Company’s compensation philosophy, objectives and strategy throughout the fiscal year as part of the Company’s ongoing efforts to maintain “best practices” in this area and corporate governance in general. The general philosophy of our executive compensation program is to attract and retain talented management that are enthusiastic about the Company’s mission and culture while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing these objectives, the Compensation Committee believes that a substantial portion of each executive officer’s compensation should be contingent upon our overall performance and the growth of the Company. The Compensation Committee is also guided by the principles that our compensation packages must be competitive, must support our overall strategy and objectives, must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance, and must align management’s interests with the interests of stockholders by linking compensation with performance. Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, including leadership, accountability, ethics, and corporate governance. It is generally the Compensation Committee’s responsibility to determine the performance goals for the performance-based compensation payable to our Named Executive Officers, subject to ratification by the Board of Directors, and to certify compliance with such goal achievement before such compensation is paid. Subject to this limitation, the Compensation Committee may also make recommendations to the Board of Directors regarding compensation of the Chief Executive Officer and the other Named Executive Officers.

In determining the compensation packages for our Named Executive Officers, key employees, and non-employee directors, the Compensation Committee and the Board of Directors have evaluated the history and performance of the Company, previous compensation practices, and packages awarded to the Company’s executive officers, key employees and non-employee directors, and compensation policies and packages awarded to executive officers, key employees and non-employee directors at similarly situated companies.

Use of Outside Consultants

The Compensation Committee has the authority to retain and terminate any independent compensation consultant and to obtain advice and assistance from internal and external legal, accounting, and other advisors. In 2021, the Compensation Committee retained FW Cook to help formulate a new compensation program and employment agreement for Stephen Croskrey, Danimer’s Chief Executive Officer.

Compensation Program Components

Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options and restricted stock. The Compensation Committee believes that this three-part approach best serves our and our stockholders’ interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for Named Executive Officers comprises a significant portion of pay that is “at risk”, specifically, the annual bonus, stock options and restricted stock.

For the fiscal year ended December 31, 2021, the components of compensation for Named Executive Officers were: (i) cash compensation; (ii) equity-based compensation; and (iii) perquisites and other benefits. Additional details on each element of our compensation program are outlined below.

Cash Compensation

Base Salary

Base salary for Danimer’s Named Executive Officers has historically been set at a level commensurate with such executive’s duties and authorities, contributions, prior experience, and sustained performance. The base salaries for our Named Executive Officers are set forth in their respective employment agreements, each of which is described below under the heading “Employment Agreements”.

In 2021, the annual base salary for Mr. Croskrey was established pursuant to the 2020 Croskrey Employment Agreement (as defined herein), under which he was paid an annual base salary of $425,000. On July 23, 2021, pursuant to the Croskrey Employment Agreement (as defined herein), Mr. Croskrey’s annual base salary was increased to $875,000 effective as of January 1, 2021.

In 2021, the annual base salary for each of Messrs. Dowdy, Van Trump, Smith and Tuten was $300,000 pursuant to the terms of their respective employment agreements.

Cash Bonus

In 2021, Mr. Croskrey received a one-time $2,000,000 cash bonus. Mr. Croskrey also earned a discretionary incentive cash bonus of $410,093, which was paid in 2022, and a bonus of $261,221 paid in December 2021 pursuant to the Croskrey Employment Agreement.

Danimer provides annual bonuses to the other Named Executive Officers based on the achievement of individual and corporate performance, as determined by the Board of Directors upon recommendation by the Chief Executive Officer. Each of Messrs. Dowdy, Van Trump, Smith and Tuten earned a discretionary cash bonus of $75,000 for fiscal year 2021, representing 25% of base salary, which bonuses were paid in 2022.

Equity-Based Compensation

In 2021, in connection with the Croskrey Employment Agreement, Mr. Croskrey received a performance stock award and a stock option award, each of which is described under the heading “Employment Agreements - Employment Agreement with Stephen E. Croskrey”. None of the other Named Executive Officers received a discretionary equity award in 2021.

Perquisites and Other Personal and Additional Benefits

Benefits and Perquisites

The Company provides benefits to its Named Executive Officers on the same basis as provided to all of its employees, including medical, dental and vision insurance; life insurance; accidental death and dismemberment insurance; critical illness insurance; short-and long-term disability insurance. The Company also provides a tax-qualified Section 401(k) plan for which the Company matches elective deferrals of up to 4% of an employee’s eligible earnings. The Named Executive Officers are entitled either to use of a company car or a monthly car allowance. Certain executives also receive reimbursement for tuition for graduate level degrees. Except as otherwise disclosed herein, the Company does not maintain any other executive-specific benefit or perquisite programs.

Additionally, the Company had previously agreed to provide Mr. Croskrey with, or reimburse him for, a rental home in the Bainbridge, Georgia area. Since January 1, 2022, Mr. Croskrey has been obligated to pay the Company market rental rates for such property.

Anti-Hedging Policy

The Company’s Code of Business Conduct and Ethics provides Company employees, officers and directors may not buy or sell put or call options on the Company’s stock, and may not sell Company stock short. Contracts that may have short selling features to them (e.g. forward sales contracts) may only be entered into with the approval of the Chief Executive Officer or the Chief Executive Officer’s designee.

Post-Employment and Other Events

Retirement Benefits

Danimer provides a tax-qualified Section 401(k) plan for all employees, including the Named Executive Officers. Danimer matches elective deferrals of up to 4% of an employee’s eligible earnings. Danimer does not provide to employees, including its Named Executive Officers, any other retirement benefits, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans and non-qualified defined contribution plans.

Role of Executive Officers in Compensation Decisions

The Company’s Chief Executive Officer evaluates the individual performance and the competitive pay positioning of senior management members who report directly to the Chief Executive Officer, including the Named Executive Officers. The Chief Executive Officer can then make recommendations to the Compensation Committee regarding the target compensation, job leveling and grading for such Named Executive Officers and other executive officers of the Company.

Summary

The Compensation Committee believes that the total compensation package has been designed to motivate key management to improve the operations and financial performance of the Company, thereby increasing the market value of our common stock. The tables in this Executive Compensation section reflect the compensation structure established by the Compensation Committee.

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC.

Submitted by the Members of the Compensation Committee of the Board of Directors:

Richard Hendrix (Chairman)

Philip Gregory Calhoun

The Report of the Compensation Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act, or the Exchange Act, except to the extent that the Company specifically incorporates the Report of the Compensation Committee by reference therein.

Summary Compensation Table

The following table sets forth information concerning the compensation of the Named Executive Officers for the periods presented below.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Stephen E. Croskrey	2021	875,000	2,671,314	57,145,505	11,147,551	24,433	71,863,803
Chief Executive Officer	2020	424,327	3,818,945	-	24,662,958	24,233	28,930,463
	2019	394,423	598,397	-	4,720,062	22,886	5,735,768
John A. Dowdy, III	2021	300,000	56,241	13,894,449	-	19,219	14,269,910
Former Chief Financial	2020	260,558	75,000	-	6,434,909	22,262	6,792,729
Officer	2019	234,616	-	-	-	22,410	257,026
Phillip Van Trump	2021	300,000	56,241	13,894,449	-	23,003	14,273,693
Chief Science and	2020	260,558	75,000	-	6,434,909	28,975	6,799,442
Technology Officer	2019	234,616	-	-	-	21,157	255,773
Michael Smith	2021	300,000	56,241	13,894,449	-	17,452	14,268,142
Chief Operating Officer	2020	260,558	75,000	-	6,434,909	10,422	6,780,889
	2019	227,566	30,000	-	-	10,239	267,805
Scott Tuten	2021	300,000	56,241	13,894,449	-	25,403	14,276,093
Chief Marketing and	2020	260,558	75,000	-	6,434,909	25,414	6,795,881
Sustainability Officer	2019	225,962	30,000	-	-	20,597	276,559
(1)
The 2020 bonus amount for Mr. Croskrey represents a success bonus paid in January 2021 in connection with the closing of the Business Combination in December 2020. The 2021 bonus amount for Mr. Croskrey represents a one-time bonus equal to $2,000,000 in connection with entering into the Croskrey Employment Agreement (as defined below), an annual incentive bonus of $410,093 paid in March 2022, and a bonus of $261,221 paid in December 2021 pursuant to the Croskrey Employment Agreement. The 2021 bonus amounts for Messrs. Dowdy, Van Trump, Smith and Tuten were paid in March 2022.
(2)
The amounts in these columns represent the aggregate grant date fair value of awards granted to each named executive officer, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation. The grant date fair value for half of each stock award is equal to the $37.09 closing price of the common stock on the grant date. The grant date fair value for the other half of each stock award of $36.57 was determined using a Monte Carlo simulation. The grant date fair values of the option awards were determined using a modified Black Scholes model. See the “Grants of Plan-Based Awards” table below for more information on fiscal 2021 plan-based award grants, including the respective exercise prices for such options.
(3)
All Other Compensation is comprised of Danimer matching contributions under Danimer’s 401(k) plan which is a tax-qualified defined contribution plan, use of company car, car allowance, use of company housing, and/or certain tuition payments.

The following summarizes “All Other Compensation” provided to the named executive officers during the year ended December 31, 2021, as follows:

•
Mr. Croskrey: annual value (on depreciation basis) of company house ($7,081); annual value (on depreciation basis) of company automobile ($5,752); and 401(k) plan match ($11,600).
•
Mr. Dowdy: personal use (on a lease value basis) of a company automobile ($5,461); car allowance ($2,159) and 401(k) match ($11,600).
•
Mr. Van Trump: personal use (on a lease value basis) of a company automobile ($457); car allowance certain tuition payments ($17,007); and 401(k) match ($5,538).
•
Mr. Smith: personal use (on a lease value basis) of a company automobile ($5,852); and 401k match ($11,600).
•
Mr. Tuten: personal use (on a lease value basis) of a company automobile ($6,374); certain tuition payments ($10,260) and 401k match ($8,769).

Grants of Plan-Based Awards

The following tables set forth information concerning grants of plan-based awards in fiscal year 2021 to our Named Executive Officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities Underlying	Exercise Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Min ($)	Target ($)	Max ($)	Min (#)	Target (#)	Max (#)	Stock (#)	Options (#)	Awards ($)	Awards ($)
Stephen E.	3/10/2021	-	-	-	-	-	-	754,518	-	-	37.09	(1)
Croskrey	3/10/2021	-	-	-	-	-	-	754,518	-	-	36.57	(2)
	7/23/2021	-	1,093,750	1,093,750	-	95,943	95,943	95,943	-	-	18.24	(3)
	7/23/2021	-	-	-	-	-	-	-	1,154,616	24.20	6.23	(4)
	7/23/2021	-	-	-	-	-	-	-	244,073	18.24	7.70	(5)
John A. Dowdy, III	3/10/2021	-	150,000	150,000	-	-	-	188,629	-	-	37.09	(1)
	3/10/2021	-	-	-	-	-	-	188,629	-	-	36.57	(2)
Phillip Van Trump	3/10/2021	-	150,000	150,000	-	-	-	188,629	-	-	37.09	(1)
	3/10/2021	-	-	-	-	-	-	188,629	-	-	36.57	(2)
Michael Smith	3/10/2021	-	150,000	150,000	-	-	-	188,629	-	-	37.09	(1)
	3/10/2021	-	-	-	-	-	-	188,629	-	-	36.57	(2)
Scott Tuten	3/10/2021		150,000	150,000	-	-	-	188,629	-	-	37.09	(1)
	3/10/2021	-	-	-	-	-	-	188,629	-	-	36.57	(2)
(1)
Consists of time-based restricted stock awards vesting ratably on December 29, 2021, December 29, 2022, and December 29, 2023. The grant date fair value is equal to the closing price of the common stock on the noted Grant Date.
(2)
Consists of market-based restricted stock awards vesting ratably after defined common stock price targets of $14.00, $17.00, and $20.00 are met after December 29, 2021, December 29, 2022, and December 29, 2023, respectively. The grant date fair value was determined using a Monte Carlo simulation.
(3)
Consists of performance-based restricted stock award as further described below under “Employment Agreements - Employment Agreement with Stephen E. Croskrey”. These shares are unvested until attainment of performance targets based on 2023 performance defined in the grant agreement as follows (i) 30% of the shares are subject to a return on equity “ROE” metric, (ii) 30% of the shares are subject to an EBITDA metric, and (iii) 40% of the shares are subject to a Neat PHA production capacity metric. Grant date fair value is equal to the closing price of the common stock on the noted Grant Date. These shares may be settled in cash if sufficient shares are not available to be issued.
(4)
Consists of stock options vesting proportionally on July 23, 2022, July 23, 2023, and February 1, 2024. The grant date fair value was determined using a modified Black-Scholes model based on the noted exercise price and the closing price of the common stock on the noted Grant Date, $18.24. These options may be settled in cash if sufficient shares are not available to be issued.
(5)
Consists of stock options vesting proportionally on July 23, 2022, July 23, 2023, and July 23, 2024. The grant date fair value was determined using a modified Black-Scholes model based on the noted exercise price and the closing price of the common stock on the noted Grant Date, $18.24. These options may be settled in cash if sufficient shares are not available to be issued.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning stock options and stock awards held by the Named Executive Officers at December 31, 2021:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Number of Unearned Shares, That Have Not Vested (#)	Market or Payout Value of Unearned Shares That Have Not Vested ($)
Stephen E.	-	2,571,737	24.20	12/29/2030	1,353,473	11,531,590	95,943	817,434
Croskrey	-	1,154,616	24.20	7/23/2031	-	-	-	-
	-	244,073	18.24	7/23/2031	-	-	-	-
John A.	758,099	-	3.28	6/30/2026	314,383	2,678,543	-	-
Dowdy, III	109,896	-	3.28	12/18/2027	-	-	-	-
	30,524	61,056	6.88	9/1/2030	-	-	-	-
	-	642,934	24.20	12/29/2030	-	-	-	-
Phillip	620,729	-	3.28	6/30/2026	314,383	2,678,543	-	-
Van Trump	247,266	-	3.28	12/18/2027	-	-	-	-
	30,524	61,056	6.88	9/1/2030	-	-	-	-
	-	642,934	24.2	12/29/2030	-	-	-	-
Michael	669,635	-	3.28	6/30/2026	314,383	2,678,543	-	-
Smith	192,318	-	3.28	12/18/2027	-	-	-	-
	30,524	61,056	6.88	9/1/2030	-	-	-	-
	-	642,934	24.20	12/29/2030	-	-	-	-
Scott	30,523	-	3.28	6/30/2026	314,383	2,678,543	-	-
Tuten	311,256	-	3.28	11/14/2026	-	-	-	-
	274,740	-	3.28	12/18/2027	-	-	-	-
	30,524	61,056	6.88	9/1/2030	-	-	-	-
	-	642,934	24.20	12/29/2030	-	-	-	-

Option Exercises and Stock Vested During Fiscal 2021

The following table sets forth information concerning the exercise of stock option awards and vesting of stock awards in fiscal year 2021 to our Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vest (#)	Value Realized on Vest ($)
Stephen E. Croskrey	-	-	251,606	9,328,358
John A. Dowdy, III	-	-	62,876	2,332,083
Phillip Van Trump	-	-	62,876	2,332,083
Michael Smith	50,000	534,620	62,876	2,332,083
Scott Tuten	50,000	534,120	62,876	2,332,083

Pension Benefits – Fiscal 2021

There were no pension benefits earned by our Named Executive Officers during the fiscal year ended December 31, 2021.

Non-qualified Defined Contribution and Other Non-qualified Deferred Compensation Plans

The Company does not have any non-qualified defined contribution or other non-qualified deferred compensation plans covering its Named Executive Officers.

Potential Payments Upon Termination or Change-in-Control

Payments Made Upon Termination

Regardless of the manner in which a Named Executive Officer’s employment terminates, he may be entitled to receive amounts earned during his term of employment.

In the event that Mr. Croskrey’s employment is terminated by the Company without “cause” (as such term is defined in the Croskrey Employment Agreement) or by Mr. Croskrey for certain reasons set forth in the Croskrey Employment Agreement, Mr. Croskrey will be entitled to receive, among other things, a lump-sum cash payment equal to 24 months of his annual base salary, and in each case, any unvested equity awards that are held by Mr. Croskrey, other than any unvested performance stock award portion of any long term incentive award (“excluded award”), shall automatically vest and become exercisable (as applicable) as of the date of termination. Treatment of “excluded awards” are discussed under the heading “Employment Agreement with Stephen E. Croskrey”.

In the event that any of the other Named Executive Officers’ respective employment is terminated by the Company without “cause” (as defined in the NEO Employment Agreements), the applicable executive will, subject to the provisions of his employment agreement, generally be entitled to receive his annual base salary for 12 months following the date of his termination, in each case payable in accordance with the Company’s normal payroll practices.

Payments Made Upon Retirement

In the event of the retirement of a Named Executive Officer, no additional benefits are paid.

Payments Made Upon Permanent Disability or Death

In the event of Mr. Croskrey’s permanent disability or death, Mr. Croskrey (or his estate, in the event of death) would be entitled to reimbursement for certain COBRA premiums up to a maximum of 24 months.

Payments Made Upon a Change in Control

Pursuant to the terms of the Croskrey Employment Agreement, in the event that Mr. Croskrey’s employment is terminated in connection with a change in control, Mr. Croskrey will be entitled to receive the same benefits described under “Payments Made Upon Termination” described above, except that in such circumstance all long-term incentive performance targets established with respect to “excluded awards” shall be deemed to have been achieved.

Pursuant to the terms of the Croskrey Employment Agreement, a change in control is deemed to occur in the event that: (i) individuals who, as of July 23, 2021, constitute the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Board of Directors shall be considered as though such individual was a member of the Board of Directors as of the date hereof; (ii) the Company shall have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited; or (iii) any party, other than the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of voting securities of the Company representing 40% or more of the total voting power of all the then-outstanding voting securities of the Company.

In the event that any of the other Named Executive Officers’ respective employment is terminated by the Company without “cause”, in connection with a change in control or within 12 months following a change in control, the applicable executive will, subject to the provisions of his employment agreement, generally be entitled to receive his annual base salary for 24 months following the date of his termination, in each case payable in accordance with the Company’s normal payroll practices.

The table below reflects the amount of compensation payable to each of the Named Executive Officers of the Company in the event of termination of such executive’s employment. The amounts shown assume that such termination was effective as of December 31, 2021. The amounts shown thus include amounts earned through such times and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

The termination events pursuant to which the Named Executive Officers are entitled to potential payments are as follows:

A - Severance arrangement for termination without Cause or for Good Reason

B - Termination without Cause after a change-in-control

C - Death, disability or retirement

Name		Cash Severance ($)	Bonus Earned as of Event Date ($)	Vesting of Unvested Long-Term Awards ($)	Health, Welfare and Other Benefits Continuation ($)	Total ($)
Stephen E.	A	1,750,000	2,187,500	55,330,513	29,316	59,297,329
Croskrey	B	1,750,000	2,187,500	55,330,513	29,316	59,297,329
	C	-	-	55,330,513	29,316	55,359,829
John A. Dowdy,	A	300,000	-	-	-	300,000
III	B	600,000	-	-	-	600,000
	C	-	-	-	-	-
Phillip Van Trump	A	300,000	-	-	-	300,000
	B	600,000	-	-	-	600,000
	C	-	-	-	-	-
Michael Smith	A	300,000	-	-	-	300,000
	B	600,000	-	-	-	600,000
	C	-	-	-	-	-
Scott Tuten	A	300,000	-	-	-	300,000
	B	600,000	-	-	-	600,000
	C	-	-	-	-	-

Risk Considerations

We have designed our compensation programs to be balanced so that our employees are focused on both short and long-term financial and operational performance. Goals are appropriately set with targets that encourage growth in the business, while doing so in a manner that encourages profitability. The Compensation Committee reviewed our 2021 compensation programs and believes that the mix and design of the elements of such programs do not encourage our employees to assume excessive risks and accordingly are not reasonably likely to have a material adverse effect on the Company.

Pay Ratio Disclosure

The 2021 annual total compensation of the median compensated of all our employees who were employed as of December 31, 2021, other than our Chief Executive Officer, was $58,350.02. The 2021 annual total compensation of Mr. Croskrey, our Chief Executive Officer, was $71,863,803, and the ratio of these amounts was 1232 to 1.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. For these purposes, we identified the median compensated employee using total taxable wages paid to our employees in fiscal 2021, annualizing the salaries paid to new employees that did not work the full fiscal year. After identifying such median compensated employee, we calculated annual total compensation for such employee using the same methodology we used for our Chief Executive Officer and other Named Executive Officers. Using this methodology, the annual total compensation in 2021 for our median employee was $58,350.02.

Our total workforce at December 31, 2021, excluding our Chief Executive Officer, consisted of 282 employees. During fiscal 2021, Danimer completed the acquisition of Novomer, Inc., which employs 23 employees, that, pursuant to SEC rules, will be included in our pay ratio for fiscal 2022, but were not included in this year’s calculation.

Employment Agreements

Employment Agreement with Stephen E. Croskrey

On October 3, 2020, Mr. Croskrey and Live Oak entered into the Employment Agreement (“2020 Croskrey Employment Agreement”), which became effective upon the closing of the Business Combination. The Prior Croskrey Employment Agreement described above under “— Potential Payments Upon Termination or Change of Control” terminated upon the effectiveness of the New Croskrey Employment Agreement.

The 2020 Croskrey Employment Agreement became effective upon the closing of the Business Combination. The 2020 Croskrey Employment Agreement provided that Mr. Croskrey would serve as Chief Executive Officer and Chairman of the Board of Directors of Danimer, and provided for an annual base salary of $425,000, which was to increase by $25,000 on January 1 of each year of the term. Under the 2020 Croskrey Employment Agreement, Mr. Croskrey was entitled to an annual bonus based upon Danimer’s earnings before interest, taxes, depreciation, amortization, rent and operating leases (“EBITDAR”) for each fiscal year, pursuant to which Mr. Croskrey would be paid an annual bonus equal to (i) 10% of Danimer’s EBITDAR until such bonus amount equals his annual base salary then in effect, plus (ii) 5% of Danimer’s EBITDAR in excess thereof. The 2020 Croskrey Employment Agreement also provided that Mr. Croskrey would be entitled to participate in Danimer’s equity incentive plans for executives and employees and receive annual equity awards thereunder. Under the 2020 Croskrey Employment Agreement, Mr. Croskrey was eligible to participate in employee benefit plans offered to Danimer’s executives and was entitled to use of a reasonably acceptable rental home or apartment in the area of Bainbridge, GA, as well as reimbursements for incremental living expenses of up to $1,500 per month for the periods during which he resides in such rental home on Danimer business, as well as a potential gross-up for such reimbursement.

On July 23, 2021, the Company and Stephen Croskrey entered into an Amended and Restated Employment Agreement (“Croskrey Employment Agreement”), which amended and restated the 2020 Croskrey Employment Agreement in its entirety. The Croskrey Employment Agreement ends on December 31, 2024, unless earlier terminated in accordance with its terms. The Croskrey Employment Agreement provides that Mr. Croskrey shall continue to serve as Chief Executive Officer and Chairman of the Board of Directors of the Company, and provides for an annual base salary of $875,000, effective as of January 1, 2021. Additionally, the Croskrey Employment Agreement provided that Mr. Croskrey was entitled to a one-time bonus paid simultaneously with the execution of the Croskrey Employment Agreement, equal to $2,000,000. The Croskrey Employment Agreement also provides that upon satisfaction of performance targets to be established by the Board of Directors, Mr. Croskrey will be paid an annual incentive award for such year equal to between 1.25 times his Annual Base Salary and 2.5 times his Annual Base Salary.

Under the Croskrey Employment Agreement, each year during the term Mr. Croskrey will receive a long-term incentive award, of which 50% shall be in the form of performance stock awards to vest upon satisfaction of the performance targets to be established by the Board of Directors for each such year and 50% shall be in the form of stock options. In the event that such performance stock awards and/or stock options awarded to Mr. Croskrey are not available to be issued to Mr. Croskrey for any reason, then the Company shall pay to Mr. Croskrey, upon the exercise of such long term incentive award, in the case of an option, or the vesting of such award, in the case of performance stock awards, an amount in cash equal to the notional value that each such performance stock award and/or stock option would have had on the date of such exercise or vesting, as the case may be, as though it had been granted to Mr. Croskrey on the date of grant, as applicable. In the event that the Company is unable for any reason to issue to Mr. Croskrey stock options, performance stock awards, other equity based awards or shares of common stock, whether underlying such awards or otherwise, that the Company has contractually agreed to in prior agreements with Mr. Croskrey, then the Company shall be contractually obligated to pay to Mr. Croskrey, upon the exercise or vesting, as the case may be, of any such awards, an amount in cash equal to the notional value that each such stock option, performance stock award or other equity based award would have had on the date of such exercise or vesting as though it had been granted to Mr. Croskrey on the date such other agreement giving rise to such award was entered into; provided that in either such case, any such cash payment shall be payable over a period of three years in equal quarterly instalments, starting with the date of the exercise or vesting, as the case may be, of such award. The cash-settlement provision in respect of equity awards described above is hereinafter referred to as the “Cash-Settlement Right.”

Under the Croskrey Employment Agreement, Mr. Croskrey is also eligible to participate in employee benefit plans offered to the Company’s executives, the Company shall provide Mr. Croskrey with the use of a reasonably acceptable rental home or apartment at market rates in the Bainbridge, Georgia area, and will also provide Mr. Croskrey with the use of a corporate vehicle.

Upon a termination of Mr. Croskrey’s employment (a) by the Company without cause, (b) by Mr. Croskrey for good reason, or (c) by the Company or any successor either upon the occurrence of a change in control (or within one year thereafter), and provided that Mr. Croskrey delivers to the Company a waiver and release of claims: (i) Mr. Croskrey will receive an amount in cash equal to 24 months of his annual base salary; (ii) Mr. Croskrey will receive the annual incentive award as of the date of termination; (iii) any unvested equity awards that are held by Mr. Croskrey, other than any unvested performance stock award portion of any long term incentive award (“excluded award”), shall automatically vest and become exercisable (as applicable) as of the date of termination, provided that with respect to any excluded award, in the event of such termination, and provided Mr. Croskrey remains on the Board of Directors following such termination, the excluded award will remain in effect and continue to vest in accordance with its terms so long as Mr. Croskrey remains on the Board of Directors, and the long term incentive performance targets established with respect to such excluded award shall be deemed achieved in the event that such termination arises in connection with a change in control; provided further that with respect to such termination where Mr. Croskrey does not remain on the Board of Directors, any such excluded award will vest pro rata in accordance with its terms if the related long term incentive performance targets established with respect thereto as of the date of termination have been achieved, with such long term incentive performance targets being deemed achieved in the case of a termination in connection with a change in control; and (iv) in the event that Mr. Croskrey is entitled to and elects to utilize coverage under Section 4980B of the Code (“COBRA Coverage”), Mr. Croskrey shall be reimbursed for COBRA Coverage for he and his dependents for the lesser of 24 months following termination or the date that the COBRA Coverage terminates in accordance with its terms.

The Croskrey Employment Agreement also contains certain restrictive covenants pursuant to which Mr. Croskrey is subject to non-competition and non-solicitation obligations during the term of thereof and for a period of 12 months following his termination. The Croskrey Employment Agreement also contains customary non-disparagement covenants and confidentiality obligations to which Mr. Croskrey is subject.

All payments and benefits provided under the Croskrey Employment Agreement shall be subject to any compensation recovery or clawback policy as required under applicable law, rule or regulation or otherwise adopted by the Company from time to time.

In connection with entering into the Croskrey Employment Agreement, on July 23, 2021, Mr. Croskrey received a performance stock award consisting of 95,943 performance shares of the Company’s common stock. The performance shares shall be issued only if (A) to the extent necessary, after the approval by the shareholders of the Company of an amendment to the 2020 Long Term Incentive Plan to increase the number of shares available under the plan in an amount sufficient to permit the vesting and issuance of the performance shares in accordance with the award, and (B) they have vested in accordance with the following vesting criteria: (i) 30% of the performance shares (“ROE Metric Shares”) shall be subject to vesting upon achievement of a pre-tax return on equity (“ROE”) metric as follows: the threshold for vesting the ROE Metric Shares shall be the Company achieving ROE of at least 5%, in which event 50% of the ROE Metric Shares shall vest, and upon the Company achieving ROE of 9%, 100% of the ROE Metric Shares shall vest, with pro rata vesting of the ROE Metric Shares for any amount of ROE in between such ranges; (ii) 30% of the performance shares (“EBITDA Metric Shares”) shall be subject to vesting upon achievement of the earnings before interest, taxes, depreciation and amortization (“EBITDA”) metric as follows: the threshold for vesting the EBITDA Metric Shares shall be the Company achieving EBITDA of at least $45 million, in which event 50% of the EBITDA Metric Shares shall vest, and upon the Company achieving $65 million of EBITDA, 100% of the EBITDA Metric Shares shall vest, with pro rata vesting of the EBITDA Metric Shares for any amount of EBITDA in between such ranges; and (iii) 40% of the performance shares (“Neat Capacity Metric Shares”) shall be subject to vesting upon achievement of the nameplate capacity for neat PHA production (“Neat Capacity”) metric as follows: the threshold for vesting the Neat Capacity Metric Shares shall be the Company achieving a Neat Capacity of at least 75 million pounds, in which event 50% of the Neat Capacity Metric Shares shall vest, and upon the Company achieving 90 million pounds of Neat Capacity, 100% of the Neat Capacity Shares shall vest, with pro rata vesting of the Neat Capacity Metric Shares for any amount of Neat Capacity in between such ranges.

For purposes of this award, (a) ROE shall mean the pre-tax return on equity equal to earnings before taxes divided by the average shareholders’ equity, based on the Company’s consolidated financial statements for the period in question, and the vesting of the ROE Metric Shares shall be measured based on the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023, (b) EBITDA shall be determined based on the Company’s consolidated financial statements for the period in question, and the vesting of the EBITDA Metric Shares shall be measured based on the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023, and (c) Neat Capacity shall be determined based upon a third-party certification of the ability of the Company to produce the quantities of neat PHA set forth above based on its facilities, and not necessarily actual production of such quantities, and the vesting of the Neat Capacity Metric Shares shall be measured as of December 31, 2023. The award terminates on the earlier of July 23, 2024 or Mr. Croskrey’s termination date (as defined in the Long Term Incentive Plan). This performance stock award is subject to the Cash-Settlement Right.

On July 23, 2021, Mr. Croskrey also received an option to purchase 244,073 shares of the Company’s common stock, which shall only be exercisable if (A) to the extent necessary, after the approval by the shareholders of the Company of an amendment to the long term incentive plan to increase the number of shares available under the plan in an amount sufficient to permit the exercise of the option shares, and (B) the option shares have vested, which vesting shall occur as follows: (i) one-third of the option shares shall vest on July 23, 2022, (ii) one-third of the option shares shall vest on July 23, 2023, and (iii) one-third of the option shares shall vest on July 23, 2024. The expiration date of the option shares is the earlier of July 23, 2031 or Mr. Croskrey’s termination date (as defined in the plan). This option grant is subject to the Cash-Settlement Right.

Employment Agreement with Other Named Executive Officers

On August 31, 2020, each of the other Named Executive Officers entered into Amended and Restated Employment Agreements (each, an “NEO Employment Agreement”) with Legacy Danimer. Except as otherwise set forth below, each NEO Employment Agreement has identical terms, as summarized below.

Under the NEO Employment Agreements, each of Messrs. Dowdy, Van Trump, Smith and Tuten earns a salary of $300,000 per year. Under the NEO Employment Agreements, each such named executive officer is entitled to an annual bonus under Danimer’s employee bonus plan, if any, or as otherwise approved by Danimer’s Board of Directors.

Under the NEO Employment Agreements, such Named Executive Officers are eligible to participate in employee benefit programs available to similarly situated employees and are each entitled to use of a Danimer-owned automobile. The NEO Employment Agreements also provide that such Named Executive Officers will be entitled to participate in certain of Danimer’s equity incentive plans for executives and employees and receive annual equity awards thereunder, and provides that each such named executive officer shall be granted a stock option for 10,000 shares of Legacy Danimer’s common stock, at an exercise price of $63 per share, vesting in three, approximately equal, annual installments, beginning on September 1, 2021. These options for Legacy Danimer common stock have been converted into options to purchase shares of Common Stock.

Pursuant to each NEO Employment Agreement, upon a termination of such Named Executive Officer’s employment by Danimer without cause but not in connection with a change in control of Danimer, such Named Executive Officer will receive his annual base salary for 24 months following the date of his termination.

Pursuant to each NEO Employment Agreement, upon a termination of such Named Executive Officer’s employment by Danimer without cause in connection with a change in control of Danimer or within 12 months following a change in control of Danimer, such Named Executive Officer will receive his annual base salary for 24 months following the date of his termination.

On March 8, 2022, Mr. Dowdy’s NEO Employment Agreement was amended to reflect his new role as the Company’s Senior Vice President of Financial Planning and Analysis. No changes were made to the compensation to which he was entitled under his NEO Employment Agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2021, with the exception of Stuart Pratt, none of the members of our Compensation Committee (i) served as an officer or employee of Danimer or its subsidiaries; (ii) was formerly an officer of Danimer or its subsidiaries; or (iii) entered into any transactions with Danimer or its subsidiaries. Mr. Pratt is a member of our Board of Directors, was a member of our Compensation Committee through May 5, 2021, is the former chairman of the board of directors of Legacy Danimer and has entered into certain transactions with Legacy Danimer and Danimer. See “Certain Relationships and Related Transactions”.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under the SEC’s rules, a related person is a director, officer, nominee for director, or five percent (5%) stockholder of the Company since the beginning of the last fiscal year and their immediate family members. In addition, under the SEC’s rules, a related person transaction is a transaction or series of transactions in which the company is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Mr. Croskrey leases a house from Danimer in Brinson, Georgia for a nominal rental fee and has an option to purchase such property from Danimer, which option continues co-terminously with Mr. Croskrey’s employment as Chief Executive Officer of Danimer.

Pursuant to a letter agreement, dated as of August 12, 2021, between the Company and Mr. Pratt, in the event that the Company is unable to issue shares of common stock to Mr. Pratt in connection with stock options or restricted stock awards that the Company had previously granted, then the Company shall be contractually obligated to pay Mr. Pratt, upon the exercise of such options or the vesting of such restricted stock, an amount in cash equal to the notional value of each such stock option or restricted stock on such date; provided that any such cash payments shall be payable over a period of three years in equal quarterly instalments, starting with the date of the exercise or vesting of such awards.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee is responsible for reviewing and approving all related person transactions. In addition, the Board of Directors has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to be sure that transactions with directors, executive officers and major stockholders are on terms that align the interests of the parties to such agreements with the interests of the stockholders.

These practices are undertaken pursuant to written policies and procedures contained in: (i) the Charter of the Audit Committee of the Company’s Board of Directors, which vests the Audit Committee with the responsibility for the Company’s compliance with legal and regulatory requirements; (ii) the Company’s Corporate Governance Guidelines, which vests in the Board of Directors and its committees the specific function of ensuring processes are in place for maintaining the integrity of compliance with law and ethics, and requiring that directors recuse themselves from any discussion or decision affecting their personal, business or professional interests; and (iii) the Company’s Code of Business Conduct and Ethics, which requires compliance with applicable laws and regulations, the avoidance of conflicts of interest, and prohibits the taking of corporate opportunities for personal benefit. In addition, as a Delaware corporation, the Company is subject to Section 144 of the DGCL, which provides, among other things, that related party transactions involving the Company and its directors or officers need to be approved by a majority of disinterested directors or a duly authorized committee of the Board of Directors comprised of disinterested directors after disclosure of the material facts relating to the interested transaction in question.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders with a non-binding advisory vote, referred to as a “say-on-pay,” to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

Our compensation program is designed and administered by the Compensation Committee of the Board of Directors, which is composed entirely of independent directors and carefully considers many different factors, as described in the Compensation Discussion and Analysis, in order to provide appropriate compensation for our Named Executive Officers. The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders.

In pursuing these objectives, the Company believes that:

•
It is critical that a substantial portion of each executive officer’s compensation be contingent upon our overall performance and the growth of the Company.
•
Our compensation packages must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance and must align management’s interests with the interests of stockholders by linking compensation with performance.
•
Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance.

Accordingly, the Board of Directors unanimously recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related footnotes and narrative disclosures.”

Although this stockholder vote is advisory and is not binding on the Company, the Compensation Committee of the Board of Directors will take into account the outcome of the vote when considering future executive compensation decisions. The stockholder vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee of the Board of Directors or creating or implying any change to, or additional, fiduciary duties for the Company, the Board of Directors or the Compensation Committee of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

As described in Proposal No. 2 above, our stockholders have the opportunity to cast an advisory vote to approve the compensation of our Named Executive Officers. This Proposal No. 3 gives stockholders the opportunity to cast an advisory vote on how often we should include a say-on-pay proposal in our proxy materials for future annual stockholder meetings or any special stockholder meeting for which we must include executive compensation information in the proxy statement for that meeting (a “say-on-pay frequency proposal”).

As required by Section 14A of the Exchange Act, the Company is also providing our stockholders with a non-binding advisory vote on how often, over the next six years, stockholders should be asked to provide a non-binding vote on executive compensation such as the advisory vote on executive compensation provided for in Proposal 2 above. Stockholders may choose whether such a vote should be presented at future Annual Meetings of Stockholders every year, every two years, or every three years, or they may abstain from voting. Six years from now at the 2028 Annual Meeting of Stockholders, the stockholders will have the opportunity to revisit this question and again vote on the frequency with which there should be a say-on-pay vote.

After careful consideration of this proposal, the Board of Directors has determined that a say-on-pay vote that occurs every three years is the most appropriate alternative for the Company and stockholders, and therefore the Board of Directors recommends that you vote for a three-year interval for the say-on-pay vote.

The Board of Directors recommends a three-year frequency for the following reasons:

•
A three-year frequency for the say-on-pay vote is consistent with the long-term nature and focus of our executive compensation program.
•
A three-year frequency will provide the Compensation Committee of the Board of Directors with a sufficient period to communicate with stockholders and respond to the result of the say-on-pay vote.
•
A three-year frequency will provide investors sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcome of the Company.

Our Board of Directors will consider the results of this vote when deciding how often a say-on-pay vote will be requested from the Company’s stockholders in the future. However, because this stockholder vote is advisory and not binding on the Company, the Compensation Committee of the Board of Directors or the Board of Directors in any way, the Compensation Committee of the Board of Directors or the Board of Directors may decide that it is in the best interest of the stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the stockholders. The stockholder vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee of the Board of Directors or creating or implying any change to, or additional, fiduciary duties for the Company, the Board of Directors or the Compensation Committee of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY “THREE YEARS”.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP audited the financial statements and related internal control over financial reporting of the Company as of and for the year ended December 31, 2021. The Board of Directors, upon recommendation of the Audit Committee, desires to continue the services of KPMG LLP as of and for the current year ending December 31, 2022. Accordingly, the Board of Directors recommends that the stockholders ratify at the Meeting the appointment by the Board of Directors of the firm of KPMG LLP to serve as the Company's independent registered public accounting firm as of and for the current year ending December 31, 2022. Representatives of that firm will be available at the Meeting, shall have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholders questions that have been submitted in advance of the Meeting. Although ratification by stockholders is not required by our Amended and Restated Bylaws, our Charter of the Audit Committee or applicable law, and is not a binding proposal, the Audit Committee has determined that requesting ratification by stockholders of its selection of KPMG LLP as our independent registered public accounting firm is a matter of good corporate practice. In the event the stockholders do not ratify the appointment of KPMG LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR

RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Aggregate fees for professional services rendered for Danimer by KPMG LLP for the fiscal years ended December 31, 2021 and 2020 were as follows, in thousands:

	2021	2020
Audit Fees	$1,655	$688
Audit Related Fees	3	43
Tax Fees	9	-
All Other Fees	199	-
Total	$1,866	$731

Audit Fees. KPMG was engaged as the Company's independent registered public accounting firm to audit its financial statements included in its Annual Report on Form 10-K, the annual audit of its internal control over financial reporting, the quarterly reviews of its financial statements included in its Reports on Form 10-Q, services related to regulatory filings made with the SEC and comfort letters.

Audit-Related Fees. These consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the consolidated financial statements but are not reported in the prior paragraph. These fees are related to subscriptions to online accounting, educational, and public company transition matters.

Tax Fees. These consist of tax compliance and preparation services for the year ended December 31, 2021. There were no tax fees for the year ended December 31, 2020.

All Other Fees. These consist of fees for other professional services provided during the year ended December 31, 2021. These fees related to an internal control over financial reporting readiness assessment for the fiscal year ended December 31, 2021. There were no other fees for the year ended December 31, 2020.

Auditor Independence. The Audit Committee has considered the non-audit services provided by KPMG and determined that the provision of such services had no effect on KPMG’s independence from the Company.

Audit Committee Pre-Approval Policy and Procedures. The Audit Committee must review and pre-approve all audit and non-audit services provided by KPMG, which was our independent registered public accounting firm as of December 31, 2021, and has adopted a Pre-Approval Policy. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor’s independence. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.

Requests or applications to provide services that require pre-approval by the Audit Committee must be accompanied by a statement of the independent auditors as to whether, in the auditor’s view, the request or application is consistent with the SEC’s and the Public Company Accounting Oversight Board’s rules on auditor independence. Each pre-approval request or application must also be accompanied by documentation regarding the specific services to be provided.

The Audit Committee has not waived the pre-approval requirement for any services rendered by KPMG to the Company. All of the services provided by KPMG to the Company described above were pre-approved by the Audit Committee.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matter properly comes before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

FORM 10-K

We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2021, including the financial statements and schedules, as filed with the SEC. Stockholders should direct the written request to Danimer Scientific, Inc., 140 Industrial Boulevard, Bainbridge, GA 39817, Attention: Secretary.

HOW TO PARTICIPATE IN THE VIRTUAL-ONLY MEETING

Q. How may I participate in the virtual-only Meeting?

A. To participate in the virtual-only Meeting, go to https://www.cstproxy.com/danimerscientific/2022.

If you are a stockholder of record as of June 21, 2022, the record date for the Meeting, you should enter your name, email address and control number and press enter. You will be then allowed into the virtual meeting portal.

If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual-only Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of the Company’s common stock you held as of the record date, your name and email address. You then must submit a request for registration to Continental Stock Transfer and Trust Company: (1) by email to proxy@continentalstock.com; (2) by facsimile to (212) 509-5152 or (3) by mail to Continental Stock Transfer and Trust Company, 1 State Street Floor 30, New York City, NY 10275-0741. Requests for registration must be labeled as “Legal Proxy” and be received by Continental Stock Transfer and Trust Company no later than 5:00 p.m. Eastern time on August 8, 2022.

Q. May I revoke a previously submitted proxy or otherwise change my vote at the virtual-only Meeting?

A. Yes. You may change or revoke your vote by writing to us, by submitting another properly signed Proxy Card with a more recent date, or by voting again by Internet voting options described below. If your shares are held in “street name” through a bank, broker or other nominee, any changes need to be made through them. Your last vote will be the vote that is counted. Unless revoked, a proxy will be voted at the virtual-only Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1); and FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 4).

Q. How do I vote at the virtual-only Meeting?

A. If you are a stockholder of record as of June 21, 2022, the record date for the annual meeting, you may vote during the virtual-only Meeting by (a) visiting https://www.cstproxy.com/danimerscientific/2022 and following the on screen instructions (have your Proxy Card available when you access the webpage), or (b) submitting your Proxy Card by mail by using the previously provided self-addressed, stamped envelope.

If your shares are held in “street name” through a bank, broker, or other nominee, in order to vote during the Meeting you must first obtain a “legal proxy” from your bank, broker, or other nominee and register with Continental Stock Transfer and Trust Company as described above in order for you to participate in the virtual-only Meeting. You then may vote by following the instructions provided to you by Continental Stock Transfer and Trust Company.

Whether or not you expect to participate in the virtual-only Meeting, the Board of Directors urges stockholders to submit a proxy to vote your shares in advance of the meeting by (a) visiting https://www.cstproxy.com/danimerscientific/2022 and following the on screen instructions (have your proxy card when you access the webpage), or (b) submitting your Proxy Card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described above, but it will help to secure a quorum and avoid added solicitation costs.

Stockholders may submit a question online in advance of the meeting. Questions submitted by stockholders must be directly related to the ballot items in this proxy statement. Stockholders who wish to submit a question in advance may do so by emailing us at: ir@danimer.com. Stockholders can also access copies of the proxy statement and annual report in the Investor Relations section of our website.

A final report of the inspector of election and answers to relevant questions asked by investors in connection with the annual meeting will be posted in the Investor Relations section of our website.

In addition, we will offer technical support for all stockholders attending the meeting.

Q. Who can help answer any other questions I might have?

A. If you have any questions concerning the virtual-only Meeting (including accessing the Meeting by virtual means) or would like additional copies of the Proxy Statement or need help voting your shares of Danimer common stock, please contact our transfer agent:

Continental Stock Transfer and Trust Company

1 State Street, 30th Floor

New York, NY 10004

Phone Number: (917) 262-2373

If you need other assistance with casting or changing your vote or have other questions regarding this proxy solicitation, you may also contact our proxy solicitor, Okapi Partners, toll-free at (855) 208-8902.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2023 Annual Meeting, the proposal must be received by us at our principal executive offices by March 2, 2023 (or, if the 2023 Annual Meeting is called for a date not within 30 calendar days before or after August 11, 2023, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of: Secretary, Danimer Scientific, Inc., 140 Industrial Boulevard, Bainbridge, GA 39817 and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Delaware law, the rules and regulations of the SEC and must include the information necessary for the Board of Directors to determine whether the candidate qualifies as independent.

We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2023 Annual Meeting of Stockholders (a) not less than ninety (90) days nor more than one hundred twenty (120) days prior to August 11, 2023, if our 2023 Annual Meeting of Stockholders is held within thirty (30) days before or after August 11, 2023; or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2023 Annual Meeting of Stockholders is not held within thirty (30) days before or after August 11, 2023. In the event we call a special meeting of our stockholders, we must receive your intention to introduce a director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth (10th) day following the day on which the notice of such special meeting of stockholders was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

If we do not receive notice within the prescribed dates, or if we meet other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

FOR THE BOARD OF DIRECTORS

Michael A. Hajost

Secretary

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

DANIMER SCIENTIFIC, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 10, 2022.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/danimerscientific/2022

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, and 4 and "3 YEARS" FOR PROPOSAL 3.

1. Election of Directors

(1) Stephen E. Croskrey
(2) John P. Amboian
(3) Richard Hendrix
(4) Philip Gregory Calhoun
(5) Gregory Hunt
(6) Dr. Isao Noda
(7) Stuart W. Pratt
(8) Cynthia Cohen
(9) Allison M. Leopold Tilley

FOR all Nominees listed to the left ☐ WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

2. To approve an advisory resolution on executive compensation. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To conduct an advisory vote on the frequency of future advisory votes on executive compensation. THREE YEARS ☐ TWO YEARS ☐ ONE YEAR ☐ ABSTAIN ☐

CONTROL NUMBER

Signature__________ Signature, if held jointly__________ Date______, 2022

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

To view the 2022 Proxy Statement, 2021 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/danimerscientific/2022

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DANIMER SCIENTIFIC, INC.

ANNUAL MEETING OF STOCKHOLDERS
AUGUST 11, 2022

The undersigned appoints Stephen E. Croskrey and Michael A. Hajost, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Class A Common Stock of Danimer Scientific, Inc. held of record by the undersigned at the close of business on June 21, 2022, at the Annual Meeting of Stockholders of Danimer Scientific, Inc. to be held on August 11, 2022, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NINE NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSALS 2 AND 4 AND "3 YEARS" FOR PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)